UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act File Number: 811-21147

Eaton Vance California Municipal Bond Fund

(Exact Name of Registrant as Specified in Charter)

Two International Place, Boston, Massachusetts 02110

(Address of Principal Executive Offices)

Maureen A. Gemma

Two International Place, Boston, Massachusetts 02110

(Name and Address of Agent for Services)

(617) 482-8260

(Registrant’s Telephone Number)

September 30

Date of Fiscal Year End

September 30, 2017

Date of Reporting Period

Item 1. Reports to Stockholders

Eaton Vance

Municipal Bond Funds

Annual Report

September 30, 2017

Municipal (EIM)    •    California (EVM)    •    New York (ENX)

Commodity Futures Trading Commission Registration. Effective December 31, 2012, the Commodity Futures Trading Commission (“CFTC”) adopted certain regulatory changes that subject registered investment companies and advisers to regulation by the CFTC if a fund invests more than a prescribed level of its assets in certain CFTC-regulated instruments (including futures, certain options and swap agreements) or markets itself as providing investment exposure to such instruments. Each Fund has claimed an exclusion from the definition of the term “commodity pool operator” under the Commodity Exchange Act. Accordingly, neither the Funds nor the adviser with respect to the operation of the Funds is subject to CFTC regulation. Because of its management of other strategies, each Fund’s adviser is registered with the CFTC as a commodity pool operator and a commodity trading advisor.

Fund shares are not insured by the FDIC and are not deposits or other obligations of, or guaranteed by, any depository institution. Shares are subject to investment risks, including possible loss of principal invested.

Annual Report September 30, 2017

Eaton Vance

Municipal Bond Funds

Table of Contents

Management’s Discussion of Fund Performance	2

Performance and Fund Profile

Municipal Bond Fund	4
California Municipal Bond Fund	5
New York Municipal Bond Fund	6

Endnotes and Additional Disclosures	7

Financial Statements	8

Report of Independent Registered Public Accounting Firm	36

Federal Tax Information	37

Annual Meeting of Shareholders	38

Dividend Reinvestment Plan	39

Board of Trustees’ Contract Approval	41

Management and Organization	45

Important Notices	48

Eaton Vance

Municipal Bond Funds

September 30, 2017

Management’s Discussion of Fund Performance1

Economic and Market Conditions

The fiscal year that began on October 1, 2016 played out as a tale of two markets. For the first two months of the period, interest rates rose and municipal bond prices declined. But from December 2016 until nearly the end of the period on September 30, 2017, longer-term rates generally fell and municipals gained back some, but not all, of their previous losses.

As the period opened, municipal bonds had just come off of a rally fueled by mixed U.S. economic reports, ongoing Federal Reserve Board (the Fed) caution, and the United Kingdom’s June 2016 vote to leave the European Union. In early fall 2016, the rally had ended when remarks by the European Central Bank, the Bank of Japan and the Fed seemed to indicate that rates might begin to rise sooner than markets had anticipated. As a result, municipal rates crept upward in October of 2016.

In November 2016, Donald Trump’s surprise win in the U.S. presidential election precipitated one of the largest municipal market declines in at least two decades. Rates rose, the yield curve steepened and bond prices fell as markets anticipated that decreasing regulation and lower tax rates under a Trump administration could lead to higher economic growth and inflation.

In December 2016, however, interest rates began to reverse direction, despite a Fed rate hike that month and two subsequent hikes in 2017 that put upward pressure on short-term rates. Mixed U.S. economic data, along with loss of confidence that the Trump administration could accomplish health care or tax reform, put downward pressure on long-term rates that would increase as the period wore on. As a result, municipal bonds rallied modestly in December and continued to stabilize during January and February 2017. From March through July, long-term rates drifted downward and the yield curve flattened. In August and early September, increasing geopolitical tension between the U.S. and North Korea led to a “flight to quality” that drove investors toward the perceived safety of U.S. Treasurys. As a result, rates declined further as Treasury prices rallied, and the municipal market rallied along with Treasurys. But in the final weeks of the period, the rally ended as rates rose in response to Republican legislators’ release of their outline for tax reform, which was viewed as a potential driver of higher U.S. economic growth and inflation.

For the 12-month period, municipal market returns were relatively flat. The Bloomberg Barclays Municipal Bond Index,2 a broad measure of the asset class, returned 0.87%, as total return generated from coupon payments was largely canceled out by price declines early in the fiscal year.

For the one-year period as a whole, rates rose throughout the yield curve for municipal AAA-rated7 issues. The greatest increases occurred at the long end of the curve, causing the curve to steepen for the one year period and longer-term bonds to underperform shorter-term issues. Across the curve, municipal bonds with maturities of 10 years and less outperformed comparable U.S. Treasurys, while 30-year municipals performed in line with 30-year Treasurys.

Fund Performance

For the fiscal year ended September 30, 2017, Municipal Bond Fund, California Municipal Bond Fund and New York Municipal Bond Fund shares at net asset value (NAV) underperformed the 0.59% return of the Funds’ benchmark, the Bloomberg Barclays Long (22+) Year Municipal Bond Index (the Index).

The Funds’ overall strategy is to invest primarily in higher quality bonds (rated A or higher). In managing the Funds, management employs leverage through Residual Interest Bond (RIB) financing6 to seek to enhance the Funds’ tax-exempt income. The use of leverage has the effect of achieving additional exposure to the municipal market, and thus magnifying a fund’s exposure to its underlying investments in both up and down market environments. During this period of relatively flat performance by municipal bonds, the additional income generated by the use of leverage was a modest contributor to performance versus the Index — which does not employ leverage — for all three funds.

Management hedges to various degrees against the greater potential risk of volatility caused by the use of leverage and investing in bonds at the long end of the yield curve by using Treasury futures and/or interest-rate swaps. As a risk management tactic within the Funds’ overall strategy, interest rate hedging is intended to moderate performance on both the upside and the downside of the market. So in a period when municipal and Treasury bonds generally declined in price, the hedging strategy mitigated a portion of that decline — and was thus a contributor to relative performance versus the unhedged Index — for all three funds.

See Endnotes and Additional Disclosures in this report.

Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value (NAV) or market price (as applicable) with all distributions reinvested and include management fees and other expenses. Fund performance at market price will differ from its results at NAV due to factors such as changing perceptions about the Fund, market conditions, fluctuations in supply and demand for Fund shares, or changes in Fund distributions. Investment return and principal value will fluctuate so that shares, when sold, may be worth more or less than their original cost. Performance less than or equal to one year is cumulative. Performance is for the stated time period only; due to market volatility, current Fund performance may be lower or higher than the quoted return. For performance as of the most recent month-end, please refer to eatonvance.com.

2

Eaton Vance

Municipal Bond Funds

September 30, 2017

Management’s Discussion of Fund Performance — continued

Fund Specific Results

Eaton Vance Municipal Bond Fund shares at NAV returned -0.19% during the fiscal year ended September 30, 2017, underperforming the 0.59% return of the Index. The main detractors from performance versus the Index included security selection in local general obligation (GO) bonds, security selection in 3.00% to 4.50% coupon bonds, and security selection in long-maturity bonds with 22 years or more remaining to maturity. The chief contributors to performance relative to the Index were the Fund’s hedging strategy; security selection in zero-coupon bonds, which were the worst-performing coupon structure in the Index during the period; and bonds in the Fund’s portfolio that were prerefunded, or escrowed, during the period.

Eaton Vance California Municipal Bond Fund shares at NAV returned 0.27% during the fiscal year ended September 30, 2017, underperforming the 0.59% return of the Index. Security selection in the water and sewer sector; an underweight, relative to the Index, in A-rated bonds; an underweight in BBB-rated bonds, which were the best-performing ratings category in the Index during the period; and security selection in local GO bonds all detracted from performance versus the Index. In contrast, the Fund’s hedging strategy contributed to performance relative to the Index, as did security selection in zero-coupon bonds and holdings that were prerefunded during the period.

Eaton Vance New York Municipal Bond Fund shares at NAV returned 0.02% during the fiscal year ended September 30, 2017, underperforming the 0.59% return of the Index. Key detractors from performance versus the Index included security selection in AAA-rated bonds, security selection and an overweight in bonds with 22 years or more remaining to maturity, and security selection in the transportation sector. Primary contributors to performance relative to the Index included the Fund’s hedging strategy, security selection in zero-coupon bonds, and an overweight in the industrial development revenue (IDR) sector, which was the best-performing sector in the Index during the period.

See Endnotes and Additional Disclosures in this report.

Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value (NAV) or market price (as applicable) with all distributions reinvested and include management fees and other expenses. Fund performance at market price will differ from its results at NAV due to factors such as changing perceptions about the Fund, market conditions, fluctuations in supply and demand for Fund shares, or changes in Fund distributions. Investment return and principal value will fluctuate so that shares, when sold, may be worth more or less than their original cost. Performance less than or equal to one year is cumulative. Performance is for the stated time period only; due to market volatility, current Fund performance may be lower or higher than the quoted return. For performance as of the most recent month-end, please refer to eatonvance.com.

3

Eaton Vance

Municipal Bond Fund

September 30, 2017

Performance2,3

Portfolio Manager Cynthia J. Clemson

% Average Annual Total Returns	Inception Date	One Year	Five Years	Ten Years
Fund at NAV	08/30/2002	–0.19%	5.38%	5.67%
Fund at Market Price	—	–2.08	3.18	4.68
Bloomberg Barclays Long (22+) Year Municipal Bond Index	—	0.59%	4.12%	5.16%

% Premium/Discount to NAV[4]
				–7.71%

Distributions[5]
Total Distributions per share for the period				$0.641
Distribution Rate at NAV				4.55%
Taxable-Equivalent Distribution Rate at NAV				8.04%
Distribution Rate at Market Price				4.93%
Taxable-Equivalent Distribution Rate at Market Price				8.71%

% Total Leverage[6]
Residual Interest Bond (RIB) Financing				39.09%

Fund Profile

Credit Quality (% of total investments)7, 8

See Endnotes and Additional Disclosures in this report.

Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value (NAV) or market price (as applicable) with all distributions reinvested and include management fees and other expenses. Fund performance at market price will differ from its results at NAV due to factors such as changing perceptions about the Fund, market conditions, fluctuations in supply and demand for Fund shares, or changes in Fund distributions. Investment return and principal value will fluctuate so that shares, when sold, may be worth more or less than their original cost. Performance less than or equal to one year is cumulative. Performance is for the stated time period only; due to market volatility, current Fund performance may be lower or higher than the quoted return. For performance as of the most recent month-end, please refer to eatonvance.com.

4

Eaton Vance

California Municipal Bond Fund

September 30, 2017

Performance2,3

Portfolio Manager Craig R. Brandon, CFA

% Average Annual Total Returns	Inception Date	One Year	Five Years	Ten Years
Fund at NAV	08/30/2002	0.27%	4.82%	4.49%
Fund at Market Price	—	–6.67	4.65	4.34
Bloomberg Barclays Long (22+) Year Municipal Bond Index	—	0.59%	4.12%	5.16%

% Premium/Discount to NAV[4]
				–3.29%

Distributions[5]
Total Distributions per share for the period				$0.584
Distribution Rate at NAV				4.69%
Taxable-Equivalent Distribution Rate at NAV				9.56%
Distribution Rate at Market Price				4.85%
Taxable-Equivalent Distribution Rate at Market Price				9.88%

% Total Leverage[6]
RIB Financing				41.96%

Fund Profile

Credit Quality (% of total investments)7, 8

See Endnotes and Additional Disclosures in this report.

Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value (NAV) or market price (as applicable) with all distributions reinvested and include management fees and other expenses. Fund performance at market price will differ from its results at NAV due to factors such as changing perceptions about the Fund, market conditions, fluctuations in supply and demand for Fund shares, or changes in Fund distributions. Investment return and principal value will fluctuate so that shares, when sold, may be worth more or less than their original cost. Performance less than or equal to one year is cumulative. Performance is for the stated time period only; due to market volatility, current Fund performance may be lower or higher than the quoted return. For performance as of the most recent month-end, please refer to eatonvance.com.

5

Eaton Vance

New York Municipal Bond Fund

September 30, 2017

Performance2,3

Portfolio Manager Craig R. Brandon, CFA

% Average Annual Total Returns	Inception Date	One Year	Five Years	Ten Years
Fund at NAV	08/30/2002	0.02%	4.22%	4.93%
Fund at Market Price	—	–5.18	2.88	4.61
Bloomberg Barclays Long (22+) Year Municipal Bond Index	—	0.59%	4.12%	5.16%

% Premium/Discount to NAV[4]
				–5.00%

Distributions[5]
Total Distributions per share for the period				$0.618
Distribution Rate at NAV				4.54%
Taxable-Equivalent Distribution Rate at NAV				8.80%
Distribution Rate at Market Price				4.78%
Taxable-Equivalent Distribution Rate at Market Price				9.26%

% Total Leverage[6]
RIB Financing				40.53%

Fund Profile

Credit Quality (% of total investments)7, 8

See Endnotes and Additional Disclosures in this report.

Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value (NAV) or market price (as applicable) with all distributions reinvested and include management fees and other expenses. Fund performance at market price will differ from its results at NAV due to factors such as changing perceptions about the Fund, market conditions, fluctuations in supply and demand for Fund shares, or changes in Fund distributions. Investment return and principal value will fluctuate so that shares, when sold, may be worth more or less than their original cost. Performance less than or equal to one year is cumulative. Performance is for the stated time period only; due to market volatility, current Fund performance may be lower or higher than the quoted return. For performance as of the most recent month-end, please refer to eatonvance.com.

6

Eaton Vance

Municipal Bond Funds

September 30, 2017

Endnotes and Additional Disclosures

[1]

The views expressed in this report are those of the portfolio manager(s) and are current only through the date stated at the top of this page. These views are subject to change at any time based upon market or other conditions, and Eaton Vance and the Fund(s) disclaim any responsibility to update such views. These views may not be relied upon as investment advice and, because investment decisions are based on many factors, may not be relied upon as an indication of trading intent on behalf of any Eaton Vance fund. This commentary may contain statements that are not historical facts, referred to as “forward looking statements”. The Fund’s actual future results may differ significantly from those stated in any forward looking statement, depending on factors such as changes in securities or financial markets or general economic conditions, the volume of sales and purchases of Fund shares, the continuation of investment advisory, administrative and service contracts, and other risks discussed from time to time in the Fund’s filings with the Securities and Exchange Commission.

[2]

Bloomberg Barclays Municipal Bond Index is an unmanaged index of municipal bonds traded in the U.S. Bloomberg Barclays Long (22+) Year Municipal Bond Index is an unmanaged index of municipal bonds traded in the U.S. with maturities of 22 years or more. Unless otherwise stated, index returns do not reflect the effect of any applicable sales charges, commissions, expenses, taxes or leverage, as applicable. It is not possible to invest directly in an index.

[3]	Performance results reflect the effects of leverage. Performance since inception for an index, if presented, is the performance since the Fund’s or oldest share class’ inception, as applicable.

[4]

The shares of the Fund often trade at a discount or premium from their net asset value. The discount or premium of the Fund may vary over time and may be higher or lower than what is quoted in this report. For up-to-date premium/discount information, please refer to http://eatonvance.com/closedend.

[5]

The Distribution Rate is based on the Fund’s last regular distribution per share in the period (annualized) divided by the Fund’s NAV or market price at the end of the period. The Fund’s distributions may be comprised of amounts characterized for federal income tax purposes as tax-exempt income, qualified and non-qualified ordinary dividends, capital gains and nondividend distributions, also known as return of capital. The Fund will determine the federal income tax character of distributions paid to a shareholder after the end of the calendar year. This is reported on the IRS form 1099-DIV and provided to the shareholder shortly after each year-end. For information about the tax character of distributions made in prior calendar years, please refer to Performance-Tax Character of Distributions on the Fund’s webpage available at eatonvance.com.

The Fund’s distributions are determined by the investment adviser based on its current assessment of the Fund’s long-term return potential. Fund distributions may be affected by numerous factors including changes in Fund performance, the cost of financing for Funds that employ leverage, portfolio holdings, realized and projected returns, and other factors. As portfolio and market conditions change, the rate of distributions paid by the Fund could change. Taxable-equivalent performance is based on the highest combined federal and state income tax rates, where applicable. Lower tax rates would result in lower tax-equivalent performance. Actual tax rates will vary depending on your income, exemptions and deductions. Rates do not include local taxes.

[6]

Fund employs RIB financing. The leverage created by RIB investments provides an opportunity for increased income but, at the same time, creates special risks (including the likelihood of greater price volatility). The cost of leverage rises and falls with changes in short-term interest rates. See “Floating Rate Notes Issued in Conjunction with Securities Held” in the notes to the financial statements for more information about RIB financing. RIB leverage represents the amount of Floating Rate Notes outstanding at period end as a percentage of Fund net assets plus Floating Rate Notes.

[7]

Ratings are based on Moody’s, S&P or Fitch, as applicable. If securities are rated differently by the ratings agencies, the higher rating is applied. Ratings, which are subject to change, apply to the creditworthiness of the issuers of the underlying securities and not to the Fund or its shares. Credit ratings measure the quality of a bond based on the issuer’s creditworthiness, with ratings ranging from AAA, being the highest, to D, being the lowest based on S&P’s measures. Ratings of BBB or higher by S&P or Fitch (Baa or higher by Moody’s) are considered to be investment-grade quality. Credit ratings are based largely on the ratings agency’s analysis at the time of rating. The rating assigned to any particular security is not necessarily a reflection of the issuer’s current financial condition and does not necessarily reflect its assessment of the volatility of a security’s market value or of the liquidity of an investment in the security. Holdings designated as “Not Rated” are not rated by the national ratings agencies stated above.

[8]	The chart includes the municipal bonds held by a trust that issues residual interest bonds, consistent with the Portfolio of Investments.

Fund profile subject to change due to active management.

   Important Notice to Shareholders

Effective September 30, 2017, the Funds’ benchmark was changed to the Bloomberg Barclays Municipal Bond Index.

7

Eaton Vance

Municipal Bond Fund

September 30, 2017

Portfolio of Investments

Tax-Exempt Investments — 162.6%

Security	Principal Amount (000’s omitted)	Value

Education — 12.2%
Connecticut Health and Educational Facilities Authority, (Fairfield University), 5.00%, 7/1/46	$3,250	$3,645,980
Houston Higher Education Finance Corp., TX, (St. John’s School), 5.25%, 9/1/33	3,985	4,411,594
Houston Higher Education Finance Corp., TX, (William Marsh Rice University), 5.00%, 5/15/35(1)	15,000	16,401,600
Massachusetts Health and Educational Facilities Authority, (Boston College), 5.50%, 6/1/27	5,710	7,336,836
Massachusetts Health and Educational Facilities Authority, (Boston College), 5.50%, 6/1/30	8,325	10,786,286
New York Dormitory Authority, (Rockefeller University), 5.00%, 7/1/40(1)	15,300	16,294,347
North Carolina Capital Facilities Finance Agency, (Duke University), 5.00%, 10/1/41(1)	10,000	11,591,300
University of California, Prerefunded to 5/15/19, 5.25%, 5/15/39	720	770,494
University of California, Prerefunded to 5/15/19, 5.25%, 5/15/39	2,460	2,632,520
University of Cincinnati, OH, 5.00%, 6/1/45(1)	6,000	6,902,820
University of Massachusetts Building Authority, 5.00%, 11/1/39(1)	14,175	16,153,688
University of Michigan, 5.00%, 4/1/40(1)	15,000	17,506,950

		$114,434,415

Electric Utilities — 3.0%
Energy Northwest, WA, (Columbia Generating Station), 5.00%, 7/1/40	$2,320	$2,664,381
Nebraska Public Power District, 5.00%, 1/1/34	5,000	5,837,650
Pima County Industrial Development Authority, AZ, (Tucson Electric Power Co.), 5.25%, 10/1/40	10,000	10,726,300
Unified Government of Wyandotte County/Kansas City Board of Public Utilities, KS, 5.00%, 9/1/36	3,425	3,808,394
Utility Debt Securitization Authority, NY, 5.00%, 12/15/35	4,500	5,264,640

		$28,301,365

Escrowed / Prerefunded — 18.9%
California Department of Water Resources, Prerefunded to 12/1/20, 5.25%, 12/1/35(1)	$9,715	$11,008,548
California Educational Facilities Authority, (University of Southern California), Prerefunded to 10/1/18, 5.25%, 10/1/38(1)	9,750	10,180,170
California Health Facilities Financing Authority, (Cedars-Sinai Medical Center), Prerefunded to 8/15/19, 5.00%, 8/15/39	11,570	12,445,039

Security	Principal Amount (000’s omitted)	Value

Escrowed / Prerefunded (continued)
Charleston, SC, Waterworks and Sewer Revenue, Prerefunded to 1/1/21, 5.00%, 1/1/35	$2,735	$3,076,082
Connecticut Health and Educational Facilities Authority, (Wesleyan University), Prerefunded to 7/1/20, 5.00%, 7/1/39(1)	14,700	16,260,111
Honolulu City and County, HI, Wastewater System, Prerefunded to 7/1/21, 5.25%, 7/1/36(1)	9,750	11,199,532
King County, WA, Sewer Revenue, Prerefunded to 1/1/21, 5.00%, 1/1/34(1)	6,000	6,731,880
Marco Island, FL, Utility System, Prerefunded to 10/1/20, 5.00%, 10/1/34	1,445	1,612,302
Marco Island, FL, Utility System, Prerefunded to 10/1/20, 5.00%, 10/1/40	6,325	7,057,309
Maryland Health and Higher Educational Facilities Authority, (Charlestown Community, Inc.), Prerefunded to 1/1/21, 6.125%, 1/1/30	1,175	1,359,193
Mississippi, Prerefunded to 10/1/21, 5.00%, 10/1/30(1)	10,000	11,477,500
Mississippi, Prerefunded to 10/1/21, 5.00%, 10/1/36(1)	12,075	13,859,081
North Carolina Capital Facilities Finance Agency, (Duke University), Prerefunded to 4/1/19, 5.00%, 10/1/38(1)	13,500	14,308,110
North Carolina, Limited Obligation Bonds, Prerefunded to 5/1/21, 5.00%, 5/1/30(1)	10,000	11,357,300
Oregon, Prerefunded to 8/2/21, 5.00%, 8/1/36	1,140	1,303,214
Oregon State Department of Administrative Services, Lottery Revenue, Prerefunded to 4/1/21, 5.25%, 4/1/30	6,425	7,329,961
Pennsylvania Turnpike Commission, Prerefunded to 12/1/20, 6.00%, 12/1/34	720	830,203
Pennsylvania Turnpike Commission, Prerefunded to 12/1/20, 6.00%, 12/1/34	760	876,326
Pennsylvania Turnpike Commission, Prerefunded to 12/1/20, 6.00%, 12/1/34	3,520	4,055,216
South Carolina Public Service Authority, Prerefunded to 1/1/19, 5.50%, 1/1/38	565	597,369
Tarrant County Cultural Education Facilities Finance Corp., TX, (Scott & White Healthcare), Prerefunded to 8/15/20, 5.25%, 8/15/40	450	502,853
Tarrant County Cultural Education Facilities Finance Corp., TX, (Scott & White Healthcare), Prerefunded to 8/15/20, 5.25%, 8/15/40	5,655	6,319,180
Tennessee School Bond Authority, Prerefunded to 5/1/18, 5.50%, 5/1/38	5,000	5,135,850
Triborough Bridge and Tunnel Authority, NY, Prerefunded to 5/15/18, 5.00%, 11/15/33	5,000	5,129,850
University of California, Prerefunded to 5/15/19, 5.25%, 5/15/39	1,270	1,359,065

8	See Notes to Financial Statements.

Eaton Vance

Municipal Bond Fund

September 30, 2017

Portfolio of Investments — continued

Security	Principal Amount (000’s omitted)	Value

Escrowed / Prerefunded (continued)
University of Colorado, (University Enterprise Revenue), Prerefunded to 6/1/21, 5.25%, 6/1/36(1)	$10,000	$11,458,300

		$176,829,544

General Obligations — 13.8%
California, 5.00%, 10/1/33(1)	$18,800	$22,267,284
California, 5.00%, 8/1/46(1)	15,000	17,376,600
Chicago Park District, IL, (Harbor Facilities), 5.25%, 1/1/37(1)	8,320	8,939,174
Delaware Valley Regional Finance Authority, PA, 5.75%, 7/1/32	3,000	3,828,630
Klein Independent School District, TX, (PSF Guaranteed), 5.00%, 2/1/36(1)	2,000	2,226,500
New York, NY, 5.00%, 10/1/32	10,000	11,611,000
Ocean City, NJ, 1.00%, 11/15/28	2,500	2,076,325
Oregon, 5.00%, 8/1/35(1)	6,750	7,658,213
Oregon, 5.00%, 8/1/36	860	972,952
Port of Houston Authority of Harris County, TX, 5.00%, 10/1/35	7,500	8,309,475
Tacoma School District No. 10, WA, 5.00%, 12/1/39(1)	10,000	11,620,500
Washington, 4.00%, 7/1/28(1)	10,000	10,909,900
Washington, 5.00%, 2/1/35(1)	18,250	21,269,280

		$129,065,833

Hospital — 9.6%
California Health Facilities Financing Authority, (Catholic Healthcare West), 5.25%, 3/1/27	$1,000	$1,125,530
California Health Facilities Financing Authority, (Catholic Healthcare West), 5.25%, 3/1/28	1,770	1,970,523
Hawaii Department of Budget and Finance, (Hawaii Pacific Health), 5.50%, 7/1/38	2,790	3,171,839
Massachusetts Development Finance Agency, (Partners HealthCare System), 5.00%, 7/1/41(1)	10,000	11,380,900
New Jersey Health Care Facilities Financing Authority, (Robert Wood Johnson University Hospital), 5.25%, 7/1/35	4,385	5,009,819
Ohio Higher Educational Facility Commission, (Cleveland Clinic Health System), 5.00%, 1/1/32	10,950	12,422,228
Tampa, FL, (BayCare Health System), 5.00%, 11/15/46(1)	12,000	13,549,200
Vermont Educational and Health Buildings Financing Agency, (University of Vermont Medical Center), 4.00%, 12/1/42	3,000	3,093,120
Vermont Educational and Health Buildings Financing Agency, (University of Vermont Medical Center), 5.00%, 12/1/33	1,600	1,821,728

Security	Principal Amount (000’s omitted)	Value

Hospital (continued)
West Virginia Hospital Finance Authority, (West Virginia United Health System Obligated Group), 5.375%, 6/1/38	$7,605	$8,552,963
Wisconsin Health and Educational Facilities Authority, (Ascension Health Alliance Senior Credit Group), 5.00%, 11/15/41(1)	11,500	12,658,510
Wisconsin Health and Educational Facilities Authority, (Ascension Senior Credit Group), 4.50%, 11/15/39	14,180	15,492,643

		$90,249,003

Industrial Development Revenue — 0.5%
Maricopa County Pollution Control Corp., AZ, (El Paso Electric Co.), 4.50%, 8/1/42	$4,245	$4,386,401

		$4,386,401

Insured – Education — 2.2%
Massachusetts Development Finance Agency, (College of the Holy Cross), (AMBAC), 5.25%, 9/1/32	$15,900	$20,288,241

		$20,288,241

Insured – Electric Utilities — 0.6%
Louisiana Energy and Power Authority, (AGM), 5.25%, 6/1/38	$4,905	$5,619,610

		$5,619,610

Insured – Escrowed / Prerefunded — 16.2%
American Municipal Power-Ohio, Inc., OH, (Prairie State Energy Campus), (AGC), Prerefunded to 2/15/19, 5.75%, 2/15/39	$5,000	$5,326,950
Arizona Health Facilities Authority, (Banner Health), (BHAC), Prerefunded to 1/1/18, 5.375%, 1/1/32	8,250	8,345,370
Bossier City, LA, Utilities Revenue, (BHAC), Prerefunded to 10/1/18, 5.25%, 10/1/26	3,185	3,321,891
Bossier City, LA, Utilities Revenue, (BHAC), Prerefunded to 10/1/18, 5.25%, 10/1/27	1,985	2,070,315
Bossier City, LA, Utilities Revenue, (BHAC), Prerefunded to 10/1/18, 5.50%, 10/1/38	3,170	3,314,172
California Statewide Communities Development Authority, (Sutter Health), (AGM), Prerefunded to 8/15/18, 5.05%, 8/15/38(1)	11,000	11,407,990
Chicago, IL, (O’Hare International Airport), (AGM), Prerefunded to 1/1/18, 4.75%, 1/1/34(1)	21,640	21,853,586
Chicago, IL, Wastewater Transmission Revenue, (BHAC), Prerefunded to 1/1/18, 5.50%, 1/1/38	2,060	2,084,143

9	See Notes to Financial Statements.

Eaton Vance

Municipal Bond Fund

September 30, 2017

Portfolio of Investments — continued

Security	Principal Amount (000’s omitted)	Value

Insured – Escrowed / Prerefunded (continued)
Colorado Health Facilities Authority, (Catholic Health), (AGM), Prerefunded to 4/29/18, 5.10%, 10/1/41(1)	$11,500	$11,782,095
District of Columbia Water and Sewer Authority, (AGC), Prerefunded to 10/1/18, 5.00%, 10/1/34(1)	8,500	8,848,925
Iowa Finance Authority, Health Facilities, (Iowa Health System), (AGC), Prerefunded to 8/15/19, 5.625%, 8/15/37	2,625	2,849,621
Kane, Cook and DuPage Counties School District No. 46, IL, (AMBAC), Escrowed to Maturity, 0.00%, 1/1/22	13,145	12,241,676
New Jersey Economic Development Authority, (School Facilities Construction), (AGC), Prerefunded to 12/15/18, 5.50%, 12/15/34	1,015	1,071,343
New Jersey Economic Development Authority, (School Facilities Construction), (AGC), Prerefunded to 12/15/18, 5.50%, 12/15/34	1,875	1,980,488
North Carolina Turnpike Authority, (Triangle Expressway System), (AGC), Prerefunded to 1/1/19, 5.50%, 1/1/29	1,015	1,071,830
North Carolina Turnpike Authority, (Triangle Expressway System), (AGC), Prerefunded to 1/1/19, 5.75%, 1/1/39	1,160	1,228,556
Paducah Electric Plant Board, KY, (AGC), Prerefunded to 4/1/19, 5.25%, 10/1/35	2,735	2,906,977
Palm Beach County Solid Waste Authority, FL, (BHAC), Prerefunded to 10/1/19, 5.00%, 10/1/24	1,985	2,142,887
Palm Beach County Solid Waste Authority, FL, (BHAC), Prerefunded to 10/1/19, 5.00%, 10/1/26	1,575	1,700,591
Palm Springs Unified School District, CA, (AGC), Prerefunded to 8/1/19, 5.00%, 8/1/32	8,955	9,620,446
San Diego County Water Authority, CA, Certificates of Participation, (AGM), Prerefunded to 5/1/18, 5.00%, 5/1/38(1)	24,000	24,592,320
South Carolina Public Service Authority, (BHAC), Prerefunded to 1/1/19, 5.50%, 1/1/38	625	660,806
Texas Transportation Commission, (Central Texas Turnpike System), (AMBAC), Escrowed to Maturity, 0.00%, 8/15/20	5,570	5,344,693
Washington Health Care Facilities Authority, (MultiCare Health System), (AGC), Prerefunded to 8/15/19, 6.00%, 8/15/39	5,795	6,324,373

		$152,092,044

Insured – General Obligations — 6.9%
Chicago Park District, IL, (Limited Tax Park), (BAM), 5.00%, 1/1/39	$35	$38,109
Chicago Park District, IL, (Limited Tax Park), (BAM), 5.00%, 1/1/39(1)	13,600	14,808,224

Security	Principal Amount (000’s omitted)	Value

Insured – General Obligations (continued)
Cincinnati City School District, OH, (AGM), (FGIC), 5.25%, 12/1/30	$3,750	$4,796,288
Clark County, NV, (AMBAC), 2.50%, 11/1/36	11,845	10,387,354
Frisco Independent School District, TX, (PSF Guaranteed), (AGM), 2.75%, 8/15/39	9,530	8,787,899
Kane, Cook and DuPage Counties School District No. 46, IL, (AMBAC), 0.00%, 1/1/22	16,605	15,218,150
Port Arthur Independent School District, TX, (AGC), Prerefunded to 2/15/18, 4.75%, 2/15/38(1)	10,950	11,109,980

		$65,146,004

Insured – Hospital — 6.4%
Illinois Finance Authority, (Children’s Memorial Hospital), (AGC), 5.25%, 8/15/47(1)	$15,000	$15,461,400
Maryland Health and Higher Educational Facilities Authority, (AGC), 4.75%, 7/1/47(1)	8,635	8,651,577
New Jersey Health Care Facilities Financing Authority, (Virtua Health), (AGC), 5.50%, 7/1/38	13,115	14,032,132
Washington Health Care Facilities Authority, (Providence Health Care), Series C, (AGM), 5.25%, 10/1/33(1)	8,700	9,032,688
Washington Health Care Facilities Authority, (Providence Health Care), Series D, (AGM), 5.25%, 10/1/33(1)	12,605	13,104,409

		$60,282,206

Insured – Industrial Development Revenue — 1.0%
Pennsylvania Economic Development Financing Authority, (Aqua Pennsylvania, Inc.), (BHAC), 5.00%, 10/1/39(1)	$9,000	$9,611,280

		$9,611,280

Insured – Other Revenue — 1.7%
Harris County-Houston Sports Authority, TX, (AGM), (NPFG), 0.00%, 11/15/34	$16,795	$8,260,957
New York City Industrial Development Agency, NY, (Yankee Stadium), (AGC), 7.00%, 3/1/49	6,750	7,311,262

		$15,572,219

Insured – Special Tax Revenue — 5.9%
Alabama Public School and College Authority, (AGM), 2.50%, 12/1/27	$15,975	$15,979,633
Houston, TX, Hotel Occupancy Tax, (AMBAC), 0.00%, 9/1/24	18,035	15,067,882
Miami-Dade County, FL, Professional Sports Franchise Facilities, (AGC), 7.00%, (0.00% until 10/1/19), 10/1/39	15,000	18,093,450

10	See Notes to Financial Statements.

Eaton Vance

Municipal Bond Fund

September 30, 2017

Portfolio of Investments — continued

Security	Principal Amount (000’s omitted)	Value

Insured – Special Tax Revenue (continued)
Puerto Rico Sales Tax Financing Corp., (NPFG), 0.00%, 8/1/45	$28,945	$6,088,870

		$55,229,835

Insured – Student Loan — 0.5%
Maine Educational Loan Authority, (AGC), 5.625%, 12/1/27	$4,465	$4,730,712

		$4,730,712

Insured – Transportation — 10.7%
Chicago, IL, (O’Hare International Airport), (AGM), 5.00%, 1/1/28	$2,500	$2,868,275
Chicago, IL, (O’Hare International Airport), (AGM), 5.00%, 1/1/29	1,000	1,146,240
Chicago, IL, (O’Hare International Airport), (AGM), 5.125%, 1/1/30	1,800	2,042,190
Chicago, IL, (O’Hare International Airport), (AGM), 5.125%, 1/1/31	1,570	1,775,858
Chicago, IL, (O’Hare International Airport), (AGM), 5.25%, 1/1/32	1,015	1,152,167
Chicago, IL, (O’Hare International Airport), (AGM), 5.25%, 1/1/33	1,150	1,301,167
Clark County, NV, (Las Vegas-McCarran International Airport), (AGM), 5.25%, 7/1/39	8,080	8,756,862
E-470 Public Highway Authority, CO, (NPFG), 0.00%, 9/1/21	10,200	9,532,206
E-470 Public Highway Authority, CO, (NPFG), 0.00%, 9/1/39	25,000	9,226,750
Harris County, TX, Toll Road Revenue, (BHAC), (NPFG), 5.00%, 8/15/33(1)	7,800	7,825,428
Manchester, NH, (Manchester-Boston Regional Airport), (AGM), 5.125%, 1/1/30	6,710	6,909,690
Metropolitan Washington Airports Authority, D.C., (BHAC), 5.00%, 10/1/29	1,785	1,916,519
New Jersey Transportation Trust Fund Authority, (AGC), 5.50%, 12/15/38	11,700	12,180,402
Port Palm Beach District, FL, (XLCA), 0.00%, 9/1/24	1,605	1,170,735
Port Palm Beach District, FL, (XLCA), 0.00%, 9/1/25	1,950	1,351,662
Port Palm Beach District, FL, (XLCA), 0.00%, 9/1/26	1,000	660,680
San Joaquin Hills Transportation Corridor Agency, CA, (Toll Road Bonds), (NPFG), 0.00%, 1/15/25	26,215	20,978,816
Texas Transportation Commission, (Central Texas Turnpike System), (AMBAC), 0.00%, 8/15/20	10,275	9,827,832

		$100,623,479

Security	Principal Amount (000’s omitted)	Value

Insured – Water and Sewer — 5.1%
Chicago, IL, Wastewater Transmission Revenue, (NPFG), 0.00%, 1/1/23	$13,670	$11,817,578
DeKalb County, GA, Water and Sewerage Revenue, (AGM), 5.25%, 10/1/32(1)	10,000	12,304,900
Massachusetts Water Resources Authority, (AGM), 5.25%, 8/1/32	5,540	7,273,521
Massachusetts Water Resources Authority, (AGM), 5.25%, 8/1/38	1,070	1,425,090
Michigan Finance Authority, (Detroit Water and Sewerage Department), (AGM), 5.00%, 7/1/32	2,615	2,970,195
Michigan Finance Authority, (Detroit Water and Sewerage Department), (AGM), 5.00%, 7/1/33	2,240	2,532,477
Michigan Finance Authority, (Detroit Water and Sewerage Department), (AGM), 5.00%, 7/1/35	2,730	3,070,404
Michigan Finance Authority, (Detroit Water and Sewerage Department), (AGM), 5.00%, 7/1/37	2,240	2,506,202
San Luis Obispo County, CA, (Nacimiento Water Project), (NPFG), 4.50%, 9/1/40	3,535	3,544,085

		$47,444,452

Lease Revenue / Certificates of Participation — 2.3%
Hudson Yards Infrastructure Corp., NY, 5.75%, 2/15/47	$790	$904,882
Hudson Yards Infrastructure Corp., NY, Prerefunded to 2/15/21, 5.75%, 2/15/47	1,190	1,370,618
North Carolina, Limited Obligation Bonds, 5.00%, 5/1/26	10	11,996
North Carolina, Limited Obligation Bonds, 5.00%, 5/1/26(1)	16,000	19,193,440

		$21,480,936

Other Revenue — 1.6%
New York City Transitional Finance Authority, NY, (Building Aid), 5.00%, 7/15/36(1)	$10,750	$12,017,102
Oregon State Department of Administrative Services, Lottery Revenue, 5.25%, 4/1/30	1,275	1,445,876
Texas Municipal Gas Acquisition and Supply Corp. III, Gas Supply Revenue, 5.00%, 12/15/30	1,700	1,897,574

		$15,360,552

Special Tax Revenue — 16.2%
Central Puget Sound Regional Transit Authority, WA, Sales and Use Tax Revenue, 5.00%, 11/1/30(1)	$12,575	$15,206,948
Central Puget Sound Regional Transit Authority, WA, Sales and Use Tax Revenue, 5.00%, 11/1/41(1)	10,000	11,667,000
Connecticut, Special Tax Obligation, (Transportation Infrastructure), 5.00%, 1/1/31(1)	20,000	22,270,200

11	See Notes to Financial Statements.

Eaton Vance

Municipal Bond Fund

September 30, 2017

Portfolio of Investments — continued

Security	Principal Amount (000’s omitted)	Value

Special Tax Revenue (continued)
Los Angeles County Metropolitan Transportation Authority, CA, Sales Tax Revenue, 5.00%, 7/1/38	$5,000	$5,961,400
Massachusetts School Building Authority, Dedicated Sales Tax Revenue, 5.00%, 8/15/37(1)	20,200	23,538,858
Metropolitan Transportation Authority, NY, Dedicated Tax Revenue, Green Bonds, 5.25%, 11/15/33	5,000	6,193,100
New York City Transitional Finance Authority, NY, Future Tax Revenue, 5.00%, 2/1/37(1)	20,000	22,552,200
New York Convention Center Development Corp., Hotel Occupancy Tax, 5.00%, 11/15/45(1)	13,000	14,862,510
New York Dormitory Authority, Personal Income Tax Revenue, 5.00%, 6/15/31	10,000	11,720,500
New York Dormitory Authority, Sales Tax Revenue, 5.00%, 3/15/34	3,285	3,761,292
New York Dormitory Authority, Sales Tax Revenue, 5.00%, 3/15/35	12,040	13,712,476

		$151,446,484

Transportation — 15.3%
Chicago, IL, (O’Hare International Airport), 5.00%, 1/1/36	$6,000	$6,890,400
Chicago, IL, (O’Hare International Airport), 5.00%, 1/1/38	2,105	2,405,783
Dallas and Fort Worth, TX, (Dallas/Fort Worth International Airport), 5.25%, 11/1/30	3,205	3,802,957
Dallas and Fort Worth, TX, (Dallas/Fort Worth International Airport), 5.25%, 11/1/31	4,950	5,867,829
Delaware River Port Authority of Pennsylvania and New Jersey, 5.00%, 1/1/35	8,275	8,909,030
Illinois Toll Highway Authority, 5.00%, 12/1/32(1)	10,425	12,104,572
Illinois Toll Highway Authority, 5.00%, 1/1/37(1)	10,000	11,405,400
Kansas Department of Transportation, 5.00%, 9/1/35(1)	10,000	11,778,600
Los Angeles Department of Airports, CA, (Los Angeles International Airport), 5.25%, 5/15/28	3,285	3,629,925
Metropolitan Transportation Authority, NY, 5.25%, 11/15/32	4,380	5,199,586
Metropolitan Transportation Authority, NY, 5.25%, 11/15/38	4,640	5,300,365
Metropolitan Transportation Authority, NY, 5.25%, 11/15/40	4,735	5,263,568
Miami-Dade County, FL, (Miami International Airport), 5.00%, 10/1/41	10,825	11,689,484
Miami-Dade County, FL, Aviation Revenue, 5.00%, 10/1/37	4,615	5,342,601
New Jersey Transportation Trust Fund Authority, (Transportation System), 5.00%, 12/15/24	10,000	11,312,800
New Jersey Turnpike Authority, 5.00%, 1/1/34	3,200	3,801,696

Security	Principal Amount (000’s omitted)	Value

Transportation (continued)
Orlando-Orange County Expressway Authority, FL, 5.00%, 7/1/35	$610	$666,370
Orlando-Orange County Expressway Authority, FL, 5.00%, 7/1/40	1,580	1,719,751
Orlando-Orange County Expressway Authority, FL, Prerefunded to 7/1/20, 5.00%, 7/1/35	2,305	2,546,979
Orlando-Orange County Expressway Authority, FL, Prerefunded to 7/1/20, 5.00%, 7/1/40	1,010	1,116,030
Port Authority of New York and New Jersey, 5.00%, 12/1/34(1)	14,360	16,659,323
Port Authority of New York and New Jersey, 5.00%, 7/15/39	5,000	5,483,750

		$142,896,799

Water and Sewer — 12.0%
Charleston, SC, Waterworks and Sewer Revenue, 5.00%, 1/1/45(1)	$25,000	$28,818,000
Dallas, TX, Waterworks and Sewer System Revenue, 5.00%, 10/1/41	15,000	17,455,050
Detroit, MI, Sewage Disposal System, 5.00%, 7/1/32	1,070	1,176,593
Detroit, MI, Sewage Disposal System, 5.25%, 7/1/39	1,965	2,170,500
Detroit, MI, Water Supply System, 5.25%, 7/1/41	2,910	3,153,713
King County, WA, Sewer Revenue, 5.00%, 1/1/34(1)	4,000	4,439,080
Metropolitan St. Louis Sewer District, MO, 5.00%, 5/1/35(1)	8,750	10,227,000
Metropolitan St. Louis Sewer District, MO, 5.00%, 5/1/36(1)	7,925	9,244,909
New York City Municipal Water Finance Authority, NY, 5.00%, 6/15/31	10,000	11,497,500
Portland, OR, Water System, 5.00%, 5/1/36	5,385	5,978,642
Texas Water Development Board, 5.00%, 10/15/40(1)	15,500	18,037,815

		$112,198,802

Total Tax-Exempt Investments — 162.6% (identified cost $1,413,995,928)		$1,523,290,216

Other Assets, Less Liabilities — (62.6)%		$(586,638,141)

Net Assets — 100.0%		$936,652,075

The percentage shown for each investment category in the Portfolio of Investments is based on net assets.

12	See Notes to Financial Statements.

Eaton Vance

Municipal Bond Fund

September 30, 2017

Portfolio of Investments — continued

At September 30, 2017, the concentration of the Fund’s investments in the various states and territories, determined as a percentage of total investments, is as follows:

New York	11.9%
California	10.6%
Others, representing less than 10% individually	77.5%

The Fund invests primarily in debt securities issued by municipalities. The ability of the issuers of the debt securities to meet their obligations may be affected by economic developments in a specific industry or municipality. In order to reduce the risk associated with such economic developments, at September 30, 2017, 35.2% of total investments are backed by bond insurance of various financial institutions and financial guaranty assurance agencies. The aggregate percentage insured by an individual financial institution or financial guaranty assurance agency ranged from 0.2% to 12.7% of total investments.

(1)	Security represents the municipal bond held by a trust that issues residual interest bonds (see Note 1G).

Futures Contracts
Description	Number of Contracts	Position	Expiration Month/Year	Notional Amount	Value/Net Unrealized Appreciation

Interest Rate Futures
U.S. Long Treasury Bond	229	Short	Dec-17	$(34,994,063)	$573,858

					$573,858

Abbreviations:

AGC	–	Assured Guaranty Corp.
AGM	–	Assured Guaranty Municipal Corp.
AMBAC	–	AMBAC Financial Group, Inc.
BAM	–	Build America Mutual Assurance Co.
BHAC	–	Berkshire Hathaway Assurance Corp.

FGIC	–	Financial Guaranty Insurance Company
NPFG	–	National Public Finance Guaranty Corp.
PSF	–	Permanent School Fund
XLCA	–	XL Capital Assurance, Inc.

13	See Notes to Financial Statements.

Eaton Vance

California Municipal Bond Fund

September 30, 2017

Portfolio of Investments

Tax-Exempt Investments — 170.6%

Security	Principal Amount (000’s omitted)	Value

Education — 12.6%
California Educational Facilities Authority, (Claremont McKenna College), 5.00%, 1/1/27	$770	$777,723
California Educational Facilities Authority, (Harvey Mudd College), 5.25%, 12/1/31	550	635,954
California Educational Facilities Authority, (Harvey Mudd College), 5.25%, 12/1/36	940	1,073,762
California Educational Facilities Authority, (Loyola Marymount University), 5.00%, 10/1/30	1,375	1,470,081
California Educational Facilities Authority, (Pepperdine University), 5.00%, 10/1/46(1)	6,600	7,686,756
California Educational Facilities Authority, (University of San Francisco), 6.125%, 10/1/36	650	774,969
California Educational Facilities Authority, (University of the Pacific), 5.00%, 11/1/30	1,790	2,012,282
California Municipal Finance Authority, (University of San Diego), 5.00%, 10/1/31	1,175	1,335,529
California Municipal Finance Authority, (University of San Diego), 5.00%, 10/1/35	800	906,288
California Municipal Finance Authority, (University of San Diego), 5.25%, 10/1/26	2,270	2,609,978
California Municipal Finance Authority, (University of San Diego), 5.25%, 10/1/27	2,395	2,749,652
California Municipal Finance Authority, (University of San Diego), 5.25%, 10/1/28	2,520	2,888,928
California State University, 5.00%, 11/1/41(1)	7,550	8,785,029

		$33,706,931

Electric Utilities — 1.2%
Southern California Public Power Authority, (Tieton Hydropower), 5.00%, 7/1/35	$1,890	$2,068,945
Vernon, Electric System Revenue, 5.125%, 8/1/21	1,165	1,245,618

		$3,314,563

Escrowed / Prerefunded — 15.4%
California Educational Facilities Authority, (California Institute of Technology), Prerefunded to 11/1/19, 5.00%, 11/1/39(1)	$10,000	$10,842,100
California Educational Facilities Authority, (Claremont McKenna College), Prerefunded to 1/1/18, 5.00%, 1/1/27	1,910	1,930,609
California Educational Facilities Authority, (Santa Clara University), Prerefunded to 2/1/20, 5.00%, 2/1/29	285	311,494
California Educational Facilities Authority, (University of Southern California), Prerefunded to 10/1/18, 5.25%, 10/1/39	6,200	6,473,544
California Health Facilities Financing Authority, (Cedars-Sinai Medical Center), Prerefunded to 8/15/19, 5.00%, 8/15/39	4,505	4,845,713

Security	Principal Amount (000’s omitted)	Value

Escrowed / Prerefunded (continued)
Foothill-De Anza Community College District, Prerefunded to 8/1/21, 5.00%, 8/1/36(1)	$10,000	$11,476,100
San Diego Community College District, (Election of 2002), Prerefunded to 8/1/21, 5.00%, 8/1/32	1,375	1,577,964
San Diego Community College District, (Election of 2006), Prerefunded to 8/1/21, 5.00%, 8/1/31	2,545	2,920,667
Vernon, Electric System Revenue, Prerefunded to 8/1/19, 5.125%, 8/1/21	500	529,670

		$40,907,861

General Obligations — 48.7%
Berryessa Union School District, (Election of 2014), 5.00%, 8/1/40(1)	$7,450	$8,701,749
Burbank Unified School District, (Election of 2013), 4.00%, 8/1/31(1)	6,900	7,429,368
California, 5.50%, 11/1/35	4,600	5,200,438
Castro Valley Unified School District, (Election of 2016), 5.00%, 8/1/41	2,500	2,936,475
Contra Costa Community College District, (Election of 2006), 5.00%, 8/1/38(1)	9,750	11,275,095
Desert Community College District, 5.00%, 8/1/36(1)	7,500	8,792,250
Mountain View Whisman School District, (Election of 2012), 4.00%, 9/1/42(1)	10,000	10,552,800
Napa Valley Unified School District, 5.00%, 8/1/41	2,885	3,388,692
Palo Alto, (Election of 2008), 5.00%, 8/1/40(1)	7,020	7,721,158
Palomar Community College District, 5.00%, 8/1/44(1)	10,000	11,538,400
San Bernardino Community College District, 4.00%, 8/1/27(1)	5,775	6,414,292
San Jose Unified School District, 5.00%, 8/1/32(1)	7,500	8,879,700
San Jose-Evergreen Community College District, (Election of 2010), 5.00%, 8/1/37(1)	4,975	5,680,157
Santa Monica Community College District, (Election of 2008), 5.00%, 8/1/44(1)	7,500	8,697,225
Santa Rosa High School District, (Election of 2014), 5.00%, 8/1/41	3,495	4,105,192
Torrance Unified School District, (Election of 2008), 5.00%, 8/1/35	7,500	8,742,900
Ventura County Community College District, 5.00%, 8/1/30(1)	8,000	9,548,960

		$129,604,851

Hospital — 7.8%
California Health Facilities Financing Authority, (Catholic Healthcare West), 5.25%, 3/1/27	$1,750	$1,969,677
California Health Facilities Financing Authority, (Catholic Healthcare West), 5.25%, 3/1/28	550	612,310
California Health Facilities Financing Authority, (City of Hope), 5.00%, 11/15/32	1,795	2,039,282

14	See Notes to Financial Statements.

Eaton Vance

California Municipal Bond Fund

September 30, 2017

Portfolio of Investments — continued

Security	Principal Amount (000’s omitted)	Value

Hospital (continued)
California Health Facilities Financing Authority, (City of Hope), 5.00%, 11/15/35	$2,565	$2,910,069
California Health Facilities Financing Authority, (St. Joseph Health System), 5.00%, 7/1/33	4,480	5,105,094
California Health Facilities Financing Authority, (St. Joseph Health System), 5.00%, 7/1/37	2,100	2,371,320
California Health Facilities Financing Authority, (Sutter Health), 5.25%, 8/15/31(1)	5,000	5,722,000

		$20,729,752

Insured – Electric Utilities — 4.3%
Northern California Power Agency, (Hydroelectric), (AGC), 5.00%, 7/1/24	$2,000	$2,058,720
Puerto Rico Electric Power Authority, (NPFG), 5.25%, 7/1/34	3,840	4,091,943
Sacramento Municipal Utility District, (AGM), 5.00%, 8/15/27	615	636,820
Sacramento Municipal Utility District, (AMBAC), (BHAC), 5.25%, 7/1/24	4,000	4,755,880

		$11,543,363

Insured – Escrowed / Prerefunded — 6.7%
Glendale, Electric System Revenue, (AGC), Prerefunded to 2/1/18, 5.00%, 2/1/31	$2,240	$2,272,010
Palm Springs Unified School District, (Election of 2008), (AGC), Prerefunded to 8/1/19, 5.00%, 8/1/33	4,500	4,834,395
Sacramento Municipal Utility District, (AGM), Prerefunded to 8/15/18, 5.00%, 8/15/27	385	399,183
San Diego County Water Authority, Certificates of Participation, (AGM), Prerefunded to 5/1/18, 5.00%, 5/1/38(1)	10,000	10,246,800

		$17,752,388

Insured – General Obligations — 12.2%
Burbank Unified School District, (Election of 1997), (NPFG), 0.00%, 8/1/21	$4,135	$3,903,936
San Diego Unified School District, (NPFG), 0.00%, 7/1/22	2,300	2,120,646
San Diego Unified School District, (NPFG), 0.00%, 7/1/23	5,000	4,489,550
San Juan Unified School District, (AGM), 0.00%, 8/1/21	5,630	5,317,423
San Mateo County Community College District, (NPFG), 0.00%, 9/1/22	4,840	4,463,884
San Mateo County Community College District, (NPFG), 0.00%, 9/1/23	4,365	3,920,861
San Mateo County Community College District, (NPFG), 0.00%, 9/1/25	3,955	3,337,743
San Mateo Union High School District, (NPFG), 0.00%, 9/1/21	5,240	4,944,202

		$32,498,245

Security	Principal Amount (000’s omitted)	Value

Insured – Special Tax Revenue — 6.4%
Hesperia Public Financing Authority, (Redevelopment and Housing Projects), (XLCA), 5.00%, 9/1/31	$595	$595,964
Hesperia Public Financing Authority, (Redevelopment and Housing Projects), (XLCA), 5.00%, 9/1/37	7,240	7,249,122
Pomona Public Financing Authority, (NPFG), 5.00%, 2/1/33	5,940	5,959,424
Puerto Rico Sales Tax Financing Corp., (NPFG), 0.00%, 8/1/45	15,020	3,159,607

		$16,964,117

Insured – Water and Sewer — 1.7%
Riverside, Water System Revenue, (AGM), 5.00%, 10/1/38	$1,595	$1,658,800
San Luis Obispo County, (Nacimiento Water Project), (BHAC), (NPFG), 5.00%, 9/1/38	250	250,813
San Luis Obispo County, (Nacimiento Water Project), (NPFG), 4.50%, 9/1/40	2,750	2,757,067

		$4,666,680

Lease Revenue / Certificates of Participation — 1.1%
California Public Works Board, 5.00%, 11/1/38	$2,565	$2,950,058

		$2,950,058

Special Tax Revenue — 17.3%
Jurupa Public Financing Authority, 5.00%, 9/1/30	$625	$721,875
Jurupa Public Financing Authority, 5.00%, 9/1/32	625	715,619
Los Angeles County Metropolitan Transportation Authority, Sales Tax Revenue, 5.00%, 7/1/42	3,185	3,779,416
Riverside County Transportation Commission, Sales Tax Revenue, 5.25%, 6/1/39(1)	6,285	7,386,064
San Bernardino County Transportation Authority, 5.25%, 3/1/40(1)	10,375	12,246,754
San Diego County Regional Transportation Commission, Sales Tax Revenue, 5.00%, 4/1/41	8,150	9,566,062
San Francisco Bay Area Rapid Transportation District, Sales Tax Revenue, 5.00%, 7/1/36(1)	6,250	7,200,687
Successor Agency to San Diego Redevelopment Agency, 5.00%, 9/1/32	3,720	4,443,131

		$46,059,608

Transportation — 11.4%
Bay Area Toll Authority, Toll Bridge Revenue, (San Francisco Bay Area), Prerefunded to 4/1/19, 5.25%, 4/1/29(1)	$6,500	$6,922,890
Long Beach, Harbor Revenue, 5.00%, 5/15/27	1,960	2,155,843
Long Beach, Harbor Revenue, 5.00%, 5/15/42(1)	7,500	8,670,525
Los Angeles Department of Airports, (Los Angeles International Airport), 5.00%, 5/15/35(1)	7,500	8,217,150

15	See Notes to Financial Statements.

Eaton Vance

California Municipal Bond Fund

September 30, 2017

Portfolio of Investments — continued

Security	Principal Amount (000’s omitted)	Value

Transportation (continued)
San Francisco City and County Airport Commission, (San Francisco International Airport), 5.00%, 5/1/35	$2,190	$2,378,471
San Jose, Airport Revenue, 5.00%, 3/1/31	1,750	1,930,968

		$30,275,847

Water and Sewer — 23.8%
Beverly Hills Public Financing Authority, Water Revenue, 5.00%, 6/1/37(1)	$5,725	$6,583,464
East Bay Municipal Utility District, 5.00%, 6/1/36	5,725	6,898,567
Eastern Municipal Water District Financing Authority, 5.25%, 7/1/42(1)	9,000	10,939,140
Los Angeles Department of Water and Power, Water System Revenue, 5.00%, 7/1/39(1)	10,000	11,646,100
Los Angeles, Wastewater System Revenue, 5.00%, 6/1/43(1)	7,500	8,609,550
Orange County Sanitation District, Wastewater Revenue, 5.00%, 2/1/35(1)	10,000	11,733,800
Rancho California Water District Financing Authority, 5.00%, 8/1/46(1)	6,000	7,021,920

		$63,432,541

Total Tax-Exempt Investments — 170.6% (identified cost $428,321,770)		$454,406,805

Other Assets, Less Liabilities — (70.6)%		$(188,060,676)

Net Assets — 100.0%		$266,346,129

The percentage shown for each investment category in the Portfolio of Investments is based on net assets.

The Fund invests primarily in debt securities issued by California municipalities. The ability of the issuers of the debt securities to meet their obligations may be affected by economic developments in a specific industry or municipality. In order to reduce the risk associated with such economic developments, at September 30, 2017, 18.4% of total investments are backed by bond insurance of various financial institutions and financial guaranty assurance agencies. The aggregate percentage insured by an individual financial institution or financial guaranty assurance agency ranged from 1.0% to 9.6% of total investments.

(1)	Security represents the municipal bond held by a trust that issues residual interest bonds (see Note 1G).

Abbreviations:

AGC	–	Assured Guaranty Corp.
AGM	–	Assured Guaranty Municipal Corp.
AMBAC	–	AMBAC Financial Group, Inc.
BHAC	–	Berkshire Hathaway Assurance Corp.
NPFG	–	National Public Finance Guaranty Corp.
XLCA	–	XL Capital Assurance, Inc.

16	See Notes to Financial Statements.

Eaton Vance

New York Municipal Bond Fund

September 30, 2017

Portfolio of Investments

Tax-Exempt Investments — 167.4%

Security	Principal Amount (000’s omitted)	Value

Bond Bank — 9.1%
New York Environmental Facilities Corp., 5.00%, 10/15/39	$3,360	$3,650,842
New York Environmental Facilities Corp., Clean Water and Drinking Water, 4.00%, 6/15/46(1)	15,000	15,800,400

		$19,451,242

Education — 30.0%
Geneva Development Corp., (Hobart and William Smith Colleges), 5.00%, 9/1/30	$200	$233,552
Geneva Development Corp., (Hobart and William Smith Colleges), 5.00%, 9/1/33	105	121,176
Geneva Development Corp., (Hobart and William Smith Colleges), 5.00%, 9/1/34	200	230,094
Geneva Development Corp., (Hobart and William Smith Colleges), Series 2012, 5.00%, 9/1/32	1,330	1,515,468
Geneva Development Corp., (Hobart and William Smith Colleges), Series 2014, 5.00%, 9/1/32	200	231,774
Hempstead Local Development Corp., (Adelphi University), 5.00%, 6/1/21	950	1,067,677
Hempstead Local Development Corp., (Adelphi University), 5.00%, 6/1/31	800	896,264
Hempstead Local Development Corp., (Adelphi University), 5.00%, 6/1/32	300	335,415
New York City Cultural Resource Trust, (The Juilliard School), 5.00%, 1/1/39	240	251,388
New York City Cultural Resource Trust, (The Juilliard School), 5.00%, 1/1/39(1)	10,000	10,474,500
New York Dormitory Authority, (Columbia University), 5.00%, 10/1/41(1)	10,000	11,214,700
New York Dormitory Authority, (Cornell University), 5.00%, 7/1/37(1)	5,700	6,273,819
New York Dormitory Authority, (New York University), 4.00%, 7/1/35	1,500	1,622,040
New York Dormitory Authority, (New York University), Prerefunded to 7/1/19, 5.00%, 7/1/39(1)	10,000	10,703,300
New York Dormitory Authority, (Rochester Institute of Technology), 5.00%, 7/1/40	2,000	2,182,560
New York Dormitory Authority, (Rockefeller University), 5.00%, 7/1/40	500	532,495
New York Dormitory Authority, (Rockefeller University), 5.00%, 7/1/40(1)	2,700	2,875,473
New York Dormitory Authority, (Skidmore College), 5.00%, 7/1/26	1,175	1,332,896
New York Dormitory Authority, (Skidmore College), 5.25%, 7/1/30	250	284,895
New York Dormitory Authority, (The New School), 5.00%, 7/1/46	1,660	1,889,097

Security	Principal Amount (000’s omitted)	Value

Education (continued)
New York Dormitory Authority, (The New School), Prerefunded to 7/1/20, 5.50%, 7/1/40	$5,250	$5,875,170
Onondaga County Cultural Resources Trust, (Syracuse University), 5.00%, 12/1/38	3,305	3,819,754

		$63,963,507

Electric Utilities — 1.6%
Utility Debt Securitization Authority, 5.00%, 12/15/33	$2,895	$3,414,652

		$3,414,652

Escrowed / Prerefunded — 3.4%
Peekskill, Prerefunded to 6/1/18, 5.00%, 6/1/35	$465	$477,927
Peekskill, Prerefunded to 6/1/18, 5.00%, 6/1/36	490	503,622
Triborough Bridge and Tunnel Authority, Prerefunded to 11/15/18, 5.00%, 11/15/38(1)	5,955	6,232,090

		$7,213,639

General Obligations — 11.7%
Long Beach City School District, 4.50%, 5/1/26	$3,715	$4,027,209
New York, 4.00%, 10/1/41(2)	2,500	2,667,725
New York, 5.00%, 2/15/34(1)	7,250	8,148,347
New York City, 5.00%, 8/1/34(1)	8,650	10,042,044

		$24,885,325

Hospital — 9.5%
New York Dormitory Authority, (Highland Hospital of Rochester), 5.00%, 7/1/26	$620	$669,612
New York Dormitory Authority, (Highland Hospital of Rochester), 5.20%, 7/1/32	820	881,156
New York Dormitory Authority, (Memorial Sloan-Kettering Cancer Center), 4.375%, 7/1/34(1)	9,325	9,873,496
New York Dormitory Authority, (North Shore-Long Island Jewish Obligated Group), Escrowed to Maturity, 5.00%, 5/1/20	1,065	1,171,479
Suffolk County Economic Development Corp., (Catholic Health Services of Long Island Obligated Group), 5.00%, 7/1/28	5,890	6,453,320
Suffolk County Economic Development Corp., (Catholic Health Services of Long Island Obligated Group), Prerefunded to 7/1/21, 5.00%, 7/1/28	1,010	1,152,511

		$20,201,574

Housing — 6.1%
New York City Housing Development Corp., 3.55%, 11/1/42	$1,640	$1,623,272
New York City Housing Development Corp., 3.80%, 11/1/37	885	905,833

17	See Notes to Financial Statements.

Eaton Vance

New York Municipal Bond Fund

September 30, 2017

Portfolio of Investments — continued

Security	Principal Amount (000’s omitted)	Value

Housing (continued)
New York City Housing Development Corp., 4.05%, 11/1/41	$2,030	$2,105,110
New York City Housing Development Corp., 4.95%, 11/1/39	2,500	2,560,150
New York Housing Finance Agency, (FHLMC), (FNMA), (GNMA), 3.20%, 11/1/46	3,385	3,303,354
New York Housing Finance Agency, (FHLMC), (FNMA), (GNMA), 4.00%, 11/1/42	500	518,020
New York Housing Finance Agency, (FNMA), 3.95%, 11/1/37	1,000	1,038,530
New York Mortgage Agency, 3.55%, 10/1/33	995	1,010,621

		$13,064,890

Industrial Development Revenue — 1.3%
New York Liberty Development Corp., (Goldman Sachs Group, Inc.), 5.25%, 10/1/35	$640	$820,550
New York Liberty Development Corp., (Goldman Sachs Group, Inc.), 5.50%, 10/1/37	1,440	1,906,258

		$2,726,808

Insured – Education — 3.6%
New York Dormitory Authority, (City University), (AMBAC), 5.50%, 7/1/35	$1,025	$1,342,391
New York Dormitory Authority, (Educational Housing Services CUNY Student Housing), (AMBAC), 5.25%, 7/1/23	1,750	2,079,735
New York Dormitory Authority, (Pratt Institute), (AGC), Prerefunded to 7/1/19, 5.00%, 7/1/34	1,555	1,663,228
New York Dormitory Authority, (Pratt Institute), (AGC), Prerefunded to 7/1/19, 5.125%, 7/1/39	2,405	2,577,607

		$7,662,961

Insured – Electric Utilities — 5.9%
Long Island Power Authority, Electric System Revenue, (BHAC), Prerefunded to 4/1/19, 5.75%, 4/1/33	$5,000	$5,357,900
New York Power Authority, (BHAC), (NPFG), 4.50%, 11/15/47(1)	7,210	7,239,633

		$12,597,533

Insured – Escrowed / Prerefunded — 6.8%
Brentwood Union Free School District, (AGC), Prerefunded to 11/15/19, 4.75%, 11/15/23	$2,290	$2,472,101
Brentwood Union Free School District, (AGC), Prerefunded to 11/15/19, 5.00%, 11/15/24	2,390	2,592,600
Eastchester, Union Free School District, (AGM), Prerefunded to 6/15/18, 4.00%, 6/15/23	175	178,834
Freeport, (AGC), Prerefunded to 10/15/18, 5.00%, 10/15/20	185	193,001
Freeport, (AGC), Prerefunded to 10/15/18, 5.00%, 10/15/21	195	203,434

Security	Principal Amount (000’s omitted)	Value

Insured – Escrowed / Prerefunded (continued)
Hoosic Valley Central School District, (AGC), Prerefunded to 6/15/19, 4.00%, 6/15/23	$1,110	$1,166,344
Nassau County Sewer and Storm Water Finance Authority, (BHAC), Prerefunded to 11/1/18, 5.125%, 11/1/23	300	313,890
Nassau County Sewer and Storm Water Finance Authority, (BHAC), Prerefunded to 11/1/18, 5.375%, 11/1/28	3,835	4,022,953
Wantagh Union Free School District, (AGC), Prerefunded to 11/15/17, 4.50%, 11/15/19	785	788,784
Wantagh Union Free School District, (AGC), Prerefunded to 11/15/17, 4.50%, 11/15/20	825	828,977
Wantagh Union Free School District, (AGC), Prerefunded to 11/15/17, 4.75%, 11/15/22	905	909,643
Wantagh Union Free School District, (AGC), Prerefunded to 11/15/17, 4.75%, 11/15/23	950	954,873

		$14,625,434

Insured – General Obligations — 3.5%
East Northport Fire District, (AGC), 4.50%, 11/1/20	$200	$208,154
East Northport Fire District, (AGC), 4.50%, 11/1/21	200	208,028
East Northport Fire District, (AGC), 4.50%, 11/1/22	200	207,820
East Northport Fire District, (AGC), 4.50%, 11/1/23	200	207,630
Longwood Central School District, Suffolk County, (AGC), 4.15%, 6/1/23	820	836,072
Longwood Central School District, Suffolk County, (AGC), 4.25%, 6/1/24	860	877,570
Oyster Bay, (AGM), 4.00%, 8/1/28	4,585	4,887,701

		$7,432,975

Insured – Lease Revenue / Certificates of Participation — 2.6%
Ulster County Resource Recovery Agency, Solid Waste System, (AMBAC), 0.00%, 3/1/21	$1,490	$1,417,333
Ulster County Resource Recovery Agency, Solid Waste System, (AMBAC), 0.00%, 3/1/23	1,090	988,575
Ulster County Resource Recovery Agency, Solid Waste System, (AMBAC), 0.00%, 3/1/25	3,635	3,093,240

		$5,499,148

Insured – Other Revenue — 2.0%
New York City Transitional Finance Authority, (BHAC), 5.50%, 7/15/38	$4,050	$4,194,868

		$4,194,868

Insured – Special Tax Revenue — 2.3%
New York Thruway Authority, Miscellaneous Tax Revenue, (AMBAC), 5.50%, 4/1/20	$2,175	$2,412,858

18	See Notes to Financial Statements.

Eaton Vance

New York Municipal Bond Fund

September 30, 2017

Portfolio of Investments — continued

Security	Principal Amount (000’s omitted)	Value

Insured – Special Tax Revenue (continued)
Puerto Rico Infrastructure Financing Authority, (AMBAC), 0.00%, 7/1/36	$3,000	$1,050,270
Puerto Rico Sales Tax Financing Corp., (NPFG), 0.00%, 8/1/45	6,705	1,410,464

		$4,873,592

Lease Revenue / Certificates of Participation — 3.3%
Hudson Yards Infrastructure Corp., 5.00%, 2/15/42(1)	$6,000	$6,985,020

		$6,985,020

Other Revenue — 14.3%
Battery Park City Authority, 5.00%, 11/1/34	$4,925	$5,323,876
Brooklyn Arena Local Development Corp., (Barclays Center), 0.00%, 7/15/31	4,900	3,032,512
Brooklyn Arena Local Development Corp., (Barclays Center), 5.00%, 7/15/42	1,000	1,118,930
Erie County Fiscal Stability Authority, 5.00%, 9/1/28	345	431,143
New York City Transitional Finance Authority, (Building Aid), 4.00%, 7/15/36	2,950	3,185,646
New York City Transitional Finance Authority, (Building Aid), 5.00%, 7/15/32(1)	10,000	11,822,300
New York City Trust for Cultural Resources, (Museum of Modern Art), 4.00%, 4/1/31	730	820,943
New York Liberty Development Corp., (7 World Trade Center), 5.00%, 9/15/32	4,110	4,701,717

		$30,437,067

Special Tax Revenue — 28.6%
Metropolitan Transportation Authority, Dedicated Tax Revenue, 5.00%, 11/15/31(1)	$10,000	$11,636,500
Metropolitan Transportation Authority, Dedicated Tax Revenue, Green Bonds, 5.00%, 11/15/35	4,040	4,823,033
New York City Transitional Finance Authority, Future Tax Revenue, 5.00%, 2/1/35(1)	10,000	11,129,100
New York City Transitional Finance Authority, Future Tax Revenue, 5.50%, 11/1/35(1)	565	635,083
New York City Transitional Finance Authority, Future Tax Revenue, Prerefunded to 11/1/20, 5.50%, 11/1/35(1)	435	493,402
New York Dormitory Authority, Personal Income Tax Revenue, 4.00%, 2/15/36	3,500	3,769,325
New York Dormitory Authority, Personal Income Tax Revenue, 5.00%, 6/15/31(1)	6,500	7,618,325
New York Dormitory Authority, Sales Tax Revenue, 5.00%, 3/15/34	6,600	7,556,934
New York Thruway Authority, Miscellaneous Tax Revenue, Prerefunded to 4/1/20, 5.00%, 4/1/26	2,370	2,590,102
Sales Tax Asset Receivables Corp., 5.00%, 10/15/30(1)	8,900	10,717,914

		$60,969,718

Security	Principal Amount (000’s omitted)	Value

Transportation — 15.7%
Metropolitan Transportation Authority, 5.25%, 11/15/38	$3,430	$3,918,158
Nassau County Bridge Authority, 5.00%, 10/1/35	1,565	1,708,479
Nassau County Bridge Authority, 5.00%, 10/1/40	300	327,045
New York Thruway Authority, 5.00%, 1/1/37	7,240	8,168,964
Port Authority of New York and New Jersey, 5.00%, 10/15/35(1)	8,000	9,391,840
Port Authority of New York and New Jersey, 5.00%, 10/15/41(1)	5,000	5,775,650
Triborough Bridge and Tunnel Authority, 5.00%, 11/15/38(1)	4,045	4,220,310

		$33,510,446

Water and Sewer — 5.2%
Albany, Municipal Water Finance Authority, 5.00%, 12/1/26	$755	$858,563
Albany, Municipal Water Finance Authority, 5.00%, 12/1/29	500	569,455
New York City Municipal Water Finance Authority, (Water and Sewer System), 5.00%, 6/15/44(1)	8,750	9,748,813

		$11,176,831

Senior Living / Life Care — 0.9%
Brookhaven Local Development Corp., (Jeffersons Ferry), 5.00%, 11/1/24	$135	$156,256
Brookhaven Local Development Corp., (Jeffersons Ferry), 5.25%, 11/1/25	325	384,413
Brookhaven Local Development Corp., (Jeffersons Ferry), 5.25%, 11/1/26	360	429,268
Brookhaven Local Development Corp., (Jeffersons Ferry), 5.25%, 11/1/36	845	959,244

		$1,929,181

Total Tax-Exempt Investments — 167.4% (identified cost $336,348,778)		$356,816,411

Other Assets, Less Liabilities — (67.4)%		$(143,631,645)

Net Assets — 100.0%		$213,184,766

The percentage shown for each investment category in the Portfolio of Investments is based on net assets.

The Fund invests primarily in debt securities issued by New York municipalities. The ability of the issuers of the debt securities to meet their obligations may be affected by economic developments in a specific industry or municipality. In order to reduce the risk associated with such economic developments, at September 30, 2017, 15.9% of total investments are backed by bond insurance of various financial institutions and financial guaranty assurance agencies. The aggregate percentage insured by an individual financial institution or financial guaranty assurance agency ranged from 1.4% to 5.9% of total investments.

19	See Notes to Financial Statements.

Eaton Vance

New York Municipal Bond Fund

September 30, 2017

Portfolio of Investments — continued

(1)	Security represents the municipal bond held by a trust that issues residual interest bonds (see Note 1G).

(2)	When-issued security.

Abbreviations:

AGC	–	Assured Guaranty Corp.
AGM	–	Assured Guaranty Municipal Corp.
AMBAC	–	AMBAC Financial Group, Inc.
BHAC	–	Berkshire Hathaway Assurance Corp.
FHLMC	–	Federal Home Loan Mortgage Corp.
FNMA	–	Federal National Mortgage Association
GNMA	–	Government National Mortgage Association
NPFG	–	National Public Finance Guaranty Corp.

20	See Notes to Financial Statements.

Eaton Vance

Municipal Bond Funds

September 30, 2017

Statements of Assets and Liabilities

	September 30, 2017
Assets	Municipal Fund	California Fund	New York Fund
Investments —
Identified cost	$1,413,995,928	$428,321,770	$336,348,778
Unrealized appreciation	109,294,288	26,085,035	20,467,633
Investments, at value	$1,523,290,216	$454,406,805	$356,816,411
Cash	$—	$690,357	$680,177
Deposits for financial futures contracts	687,000	—	—
Interest receivable	19,350,537	4,868,688	4,612,567
Receivable for investments sold	344,033	—	—
Total assets	$1,543,671,786	$459,965,850	$362,109,155

Liabilities
Payable for floating rate notes issued (net of unamortized deferred debt issuance costs of $250,708, $23,718 and $18,772, respectively)	$600,839,292	$192,506,282	$145,271,228
Payable for when-issued securities	—	—	2,676,550
Payable for variation margin on open financial futures contracts	7,156	—	—
Due to custodian	2,098,970	—	—
Payable to affiliate:
Investment adviser fee	762,756	227,871	191,031
Interest expense and fees payable	2,985,690	727,386	640,855
Accrued expenses	325,847	158,182	144,725
Total liabilities	$607,019,711	$193,619,721	$148,924,389
Net Assets	$936,652,075	$266,346,129	$213,184,766

Sources of Net Assets
Common shares, $0.01 par value, unlimited number of shares authorized	$681,683	$213,943	$156,618
Additional paid-in capital	933,241,795	297,706,284	213,121,925
Accumulated net realized loss	(107,139,549)	(58,603,384)	(21,355,271)
Accumulated undistributed net investment income	—	944,251	793,861
Net unrealized appreciation	109,868,146	26,085,035	20,467,633
Net Assets	$936,652,075	$266,346,129	$213,184,766

Common Shares Outstanding	68,168,250	21,394,348	15,661,780

Net Asset Value
Net assets ÷ common shares issued and outstanding	$13.74	$12.45	$13.61

21	See Notes to Financial Statements.

Eaton Vance

Municipal Bond Funds

September 30, 2017

Statements of Operations

	Year Ended September 30, 2017
Investment Income	Municipal Fund	California Fund	New York Fund
Interest	$62,348,453	$17,848,874	$13,980,756
Total investment income	$62,348,453	$17,848,874	$13,980,756

Expenses
Investment adviser fee	$9,281,344	$2,756,920	$2,309,793
Trustees’ fees and expenses	88,062	26,502	20,566
Custodian fee	324,661	106,606	99,970
Transfer and dividend disbursing agent fees	21,256	19,194	18,789
Legal and accounting services	142,828	89,643	88,006
Printing and postage	94,781	20,485	17,092
Interest expense and fees	8,690,150	2,689,380	2,007,004
Miscellaneous	75,077	33,874	32,414
Total expenses	$18,718,159	$5,742,604	$4,593,634

Net investment income	$43,630,294	$12,106,270	$9,387,122

Realized and Unrealized Gain (Loss)
Net realized gain (loss) —
Investment transactions	$(976,340)	$42,942	$3,715
Extinguishment of debt	(19,509)	(63,777)	—
Financial futures contracts	2,404,007	1,260,331	594,897
Net realized gain	$1,408,158	$1,239,496	$598,612
Change in unrealized appreciation (depreciation) —
Investments	$(51,665,935)	$(13,541,341)	$(10,790,191)
Financial futures contracts	(74,416)	(235,952)	(141,545)
Net change in unrealized appreciation (depreciation)	$(51,740,351)	$(13,777,293)	$(10,931,736)

Net realized and unrealized loss	$(50,332,193)	$(12,537,797)	$(10,333,124)

Net decrease in net assets from operations	$(6,701,899)	$(431,527)	$(946,002)

22	See Notes to Financial Statements.

Eaton Vance

Municipal Bond Funds

September 30, 2017

Statements of Changes in Net Assets

	Year Ended September 30, 2017
Increase (Decrease) in Net Assets	Municipal Fund	California Fund	New York Fund
From operations —
Net investment income	$43,630,294	$12,106,270	$9,387,122
Net realized gain	1,408,158	1,239,496	598,612
Net change in unrealized appreciation (depreciation)	(51,740,351)	(13,777,293)	(10,931,736)
Net decrease in net assets from operations	$(6,701,899)	$(431,527)	$(946,002)
Distributions to common shareholders —
From net investment income	$(43,661,765)	$(12,502,857)	$(9,678,980)
Total distributions to common shareholders	$(43,661,765)	$(12,502,857)	$(9,678,980)

Net decrease in net assets	$(50,363,664)	$(12,934,384)	$(10,624,982)

Net Assets
At beginning of year	$987,015,739	$279,280,513	$223,809,748
At end of year	$936,652,075	$266,346,129	$213,184,766

Accumulated undistributed net investment income included in net assets
At end of year	$—	$944,251	$793,861

23	See Notes to Financial Statements.

Eaton Vance

Municipal Bond Funds

September 30, 2017

Statements of Changes in Net Assets — continued

	Year Ended September 30, 2016
Increase (Decrease) in Net Assets	Municipal Fund	California Fund	New York Fund
From operations —
Net investment income	$48,108,394	$13,618,575	$10,421,302
Net realized gain (loss)	13,291,690	(136,393)	1,580,381
Net change in unrealized appreciation (depreciation)	29,683,765	8,343,077	4,723,091
Net increase in net assets from operations	$91,083,849	$21,825,259	$16,724,774
Distributions to common shareholders —
From net investment income	$(49,547,411)	$(14,631,864)	$(11,243,021)
Total distributions to common shareholders	$(49,547,411)	$(14,631,864)	$(11,243,021)
Capital share transactions —
Reinvestment of distributions to common shareholders	$—	$41,840	$46,018
Net increase in net assets from capital share transactions	$—	$41,840	$46,018

Net increase in net assets	$41,536,438	$7,235,235	$5,527,771

Net Assets
At beginning of year	$945,479,301	$272,045,278	$218,281,977
At end of year	$987,015,739	$279,280,513	$223,809,748

Accumulated undistributed net investment income included in net assets
At end of year	$—	$1,283,199	$1,121,098

24	See Notes to Financial Statements.

Eaton Vance

Municipal Bond Funds

September 30, 2017

Statements of Cash Flows

	Year Ended September 30, 2017
Cash Flows From Operating Activities	Municipal Fund	California Fund	New York Fund
Net decrease in net assets from operations	$(6,701,899)	$(431,527)	$(946,002)
Adjustments to reconcile net decrease in net assets from operations to net cash provided by operating activities:
Investments purchased	(90,664,434)	(105,361,879)	(35,716,059)
Investments sold	103,268,172	95,650,671	33,719,285
Net amortization/accretion of premium (discount)	(405,839)	72,687	867,725
Amortization of deferred debt issuance costs	26,521	5,017	909
Decrease in deposits for financial futures contracts	241,000	462,000	205,000
Decrease (increase) in interest receivable	(76,104)	28,940	(187,490)
Decrease in receivable for variation margin on open financial futures contracts	336,344	158,219	73,438
Decrease in receivable from the transfer agent	—	9,905	20,821
Increase in payable for variation margin on open financial futures contracts	7,156	—	—
Decrease in payable to affiliate for investment adviser fee	(28,858)	(5,885)	(4,925)
Increase in interest expense and fees payable	721,541	86,430	175,426
Decrease in accrued expenses	(51,912)	(25,372)	(11,423)
Net change in unrealized (appreciation) depreciation from investments	51,665,935	13,541,341	10,790,191
Net realized (gain) loss from investments	976,340	(42,942)	(3,715)
Net realized loss on extinguishment of debt	19,509	63,777	—
Net cash provided by operating activities	$59,333,472	$4,211,382	$8,983,181

Cash Flows From Financing Activities
Distributions paid to common shareholders, net of reinvestments	$(43,661,765)	$(12,502,857)	$(9,678,980)
Proceeds from secured borrowings	33,140,000	35,280,000	4,800,000
Repayment of secured borrowings	(48,490,000)	(36,630,000)	(2,600,000)
Decrease in due to custodian	(321,707)	—	(824,024)
Net cash used in financing activities	$(59,333,472)	$(13,852,857)	$(8,303,004)

Net increase (decrease) in cash	$—	$(9,641,475)	$680,177

Cash at beginning of year	$—	$10,331,832	$—

Cash at end of year	$—	$690,357	$680,177

Supplemental disclosure of cash flow information:
Cash paid for interest and fees	$7,942,088	$2,597,933	$1,830,669

25	See Notes to Financial Statements.

Eaton Vance

Municipal Bond Funds

September 30, 2017

Financial Highlights

	Municipal Fund
	Year Ended September 30,
	2017	2016	2015	2014	2013
Net asset value — Beginning of year	$14.480	$13.870	$13.940	$12.290	$14.100

Income (Loss) From Operations
Net investment income(1)	$0.640	$0.706	$0.760	$0.783	$0.768
Net realized and unrealized gain (loss)	(0.739)	0.631	(0.064)	1.633	(1.812)

Total income (loss) from operations	$(0.099)	$1.337	$0.696	$2.416	$(1.044)

Less Distributions
From net investment income	$(0.641)	$(0.727)	$(0.766)	$(0.766)	$(0.766)

Total distributions	$(0.641)	$(0.727)	$(0.766)	$(0.766)	$(0.766)

Net asset value — End of year	$13.740	$14.480	$13.870	$13.940	$12.290

Market value — End of year	$12.680	$13.620	$12.510	$12.520	$11.560

Total Investment Return on Net Asset Value(2)	(0.19)%	10.19%	5.69%	21.00%	(7.59)%

Total Investment Return on Market Value(2)	(2.08)%	14.91%	6.14%	15.44%	(15.17)%

Ratios/Supplemental Data
Net assets, end of year (000’s omitted)	$936,652	$987,016	$945,479	$950,519	$837,447
Ratios (as a percentage of average daily net assets):
Expenses excluding interest and fees(3)	1.07%	1.05%	1.05%	1.12%	1.15%
Interest and fee expense(4)	0.93%	0.53%	0.38%	0.43%	0.47%
Total expenses(3)	2.00%	1.58%	1.43%	1.55%	1.62%
Net investment income	4.67%	4.92%	5.43%	6.01%	5.67%
Portfolio Turnover	6%	18%	5%	9%	18%

(1)	Computed using average shares outstanding.

(2)

Returns are historical and are calculated by determining the percentage change in net asset value or market value with all distributions reinvested. Distributions are assumed to be reinvested at prices obtained under the Fund’s dividend reinvestment plan.

(3)

Excludes the effect of custody fee credits, if any, of less than 0.005%. Effective September 1, 2015, custody fee credits, which were earned on cash deposit balances, were discontinued by the custodian.

(4)	Interest and fee expense relates to the liability for floating rate notes issued in conjunction with residual interest bond transactions (see Note 1G).

26	See Notes to Financial Statements.

Eaton Vance

Municipal Bond Funds

September 30, 2017

Financial Highlights — continued

	California Fund
	Year Ended September 30,
	2017	2016	2015	2014	2013
Net asset value — Beginning of year	$13.050	$12.720	$12.900	$11.510	$12.980

Income (Loss) From Operations
Net investment income(1)	$0.566	$0.637	$0.688	$0.700	$0.698
Net realized and unrealized gain (loss)	(0.582)	0.377	(0.184)	1.326	(1.514)

Total income (loss) from operations	$(0.016)	$1.014	$0.504	$2.026	$(0.816)

Less Distributions
From net investment income	$(0.584)	$(0.684)	$(0.684)	$(0.657)	$(0.654)

Total distributions	$(0.584)	$(0.684)	$(0.684)	$(0.657)	$(0.654)

Anti-dilutive effect of share repurchase program (see Note 5)(1)	$—	$—	$0.000 (2)	$0.021	$—

Net asset value — End of year	$12.450	$13.050	$12.720	$12.900	$11.510

Market value — End of year	$12.040	$13.560	$11.630	$11.350	$10.330

Total Investment Return on Net Asset Value(3)	0.27%	8.22%	4.46%	18.96%	(6.18)%

Total Investment Return on Market Value(3)	(6.67)%	22.99%	8.55%	16.62%	(13.60)%

Ratios/Supplemental Data
Net assets, end of year (000’s omitted)	$266,346	$279,281	$272,045	$276,022	$250,407
Ratios (as a percentage of average daily net assets):
Expenses excluding interest and fees(4)	1.15%	1.13%	1.11%	1.16%	1.22%
Interest and fee expense(5)	1.01%	0.58%	0.40%	0.42%	0.46%
Total expenses(4)	2.16%	1.71%	1.51%	1.58%	1.68%
Net investment income	4.55%	4.89%	5.36%	5.75%	5.56%
Portfolio Turnover	19%	12%	7%	7%	22%

(1)	Computed using average shares outstanding.

(2)	Amount is less than $0.0005.

(3)

Returns are historical and are calculated by determining the percentage change in net asset value or market value with all distributions reinvested. Distributions are assumed to be reinvested at prices obtained under the Fund’s dividend reinvestment plan.

(4)

Excludes the effect of custody fee credits, if any, of less than 0.005%. Effective September 1, 2015, custody fee credits, which were earned on cash deposit balances, were discontinued by the custodian.

(5)	Interest and fee expense relates to the liability for floating rate notes issued in conjunction with residual interest bond transactions (see Note 1G).

27	See Notes to Financial Statements.

Eaton Vance

Municipal Bond Funds

September 30, 2017

Financial Highlights — continued

	New York Fund
	Year Ended September 30,
	2017	2016	2015	2014	2013
Net asset value — Beginning of year	$14.290	$13.940	$14.040	$12.740	$14.460

Income (Loss) From Operations
Net investment income(1)	$0.599	$0.666	$0.716	$0.752	$0.735
Net realized and unrealized gain (loss)	(0.661)	0.402	(0.100)	1.219	(1.767)

Total income (loss) from operations	$(0.062)	$1.068	$0.616	$1.971	$(1.032)

Less Distributions
From net investment income	$(0.618)	$(0.718)	$(0.718)	$(0.690)	$(0.688)

Total distributions	$(0.618)	$(0.718)	$(0.718)	$(0.690)	$(0.688)

Anti-dilutive effect of share repurchase program (see Note 5)(1)	$—	$—	$0.002	$0.019	$—

Net asset value — End of year	$13.610	$14.290	$13.940	$14.040	$12.740

Market value — End of year	$12.930	$14.320	$12.600	$12.330	$11.540

Total Investment Return on Net Asset Value(2)	0.02%	8.01%	5.07%	16.72%	(7.16)%

Total Investment Return on Market Value(2)	(5.18)%	19.75%	8.14%	13.16%	(17.05)%

Ratios/Supplemental Data
Net assets, end of year (000’s omitted)	$213,185	$223,810	$218,282	$220,190	$202,452
Ratios (as a percentage of average daily net assets):
Expenses excluding interest and fees(3)	1.22%	1.18%	1.20%	1.22%	1.21%
Interest and fee expense(4)	0.94%	0.53%	0.37%	0.40%	0.42%
Total expenses(3)	2.16%	1.71%	1.57%	1.62%	1.63%
Net investment income	4.41%	4.66%	5.11%	5.65%	5.29%
Portfolio Turnover	10%	11%	5%	7%	12%

(1)	Computed using average shares outstanding.

(2)

Returns are historical and are calculated by determining the percentage change in net asset value or market value with all distributions reinvested. Distributions are assumed to be reinvested at prices obtained under the Fund’s dividend reinvestment plan.

(3)

Excludes the effect of custody fee credits, if any, of less than 0.005%. Effective September 1, 2015, custody fee credits, which were earned on cash deposit balances, were discontinued by the custodian.

(4)	Interest and fee expense relates to the liability for floating rate notes issued in conjunction with residual interest bond transactions (see Note 1G).

28	See Notes to Financial Statements.

Eaton Vance

Municipal Bond Funds

September 30, 2017

Notes to Financial Statements

1  Significant Accounting Policies

Eaton Vance Municipal Bond Fund, Eaton Vance California Municipal Bond Fund and Eaton Vance New York Municipal Bond Fund, (each individually referred to as the Fund, and collectively, the Funds), are Massachusetts business trusts registered under the Investment Company Act of 1940, as amended (the 1940 Act), as non-diversified, closed-end management investment companies. The Funds’ investment objective is to provide current income exempt from regular federal income tax, including alternative minimum tax, and, in state specific funds, taxes in its specified state.

The following is a summary of significant accounting policies of the Funds. The policies are in conformity with accounting principles generally accepted in the United States of America (U.S. GAAP). Each Fund is an investment company and follows accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946.

A  Investment Valuation — The following methodologies are used to determine the market value or fair value of investments.

Debt Obligations. Debt obligations are generally valued on the basis of valuations provided by third party pricing services, as derived from such services’ pricing models. Inputs to the models may include, but are not limited to, reported trades, executable bid and asked prices, broker/dealer quotations, prices or yields of securities with similar characteristics, interest rates, anticipated prepayments, benchmark curves or information pertaining to the issuer, as well as industry and economic events. The pricing services may use a matrix approach, which considers information regarding securities with similar characteristics to determine the valuation for a security. Short-term obligations purchased with a remaining maturity of sixty days or less for which a valuation from a third party pricing service is not readily available may be valued at amortized cost, which approximates fair value.

Derivatives. Financial futures contracts are valued at the closing settlement price established by the board of trade or exchange on which they are traded.

Fair Valuation. Investments for which valuations or market quotations are not readily available or are deemed unreliable are valued at fair value using methods determined in good faith by or at the direction of the Trustees of a Fund in a manner that fairly reflects the security’s value, or the amount that a Fund might reasonably expect to receive for the security upon its current sale in the ordinary course. Each such determination is based on a consideration of relevant factors, which are likely to vary from one pricing context to another. These factors may include, but are not limited to, the type of security, the existence of any contractual restrictions on the security’s disposition, the price and extent of public trading in similar securities of the issuer or of comparable entities, quotations or relevant information obtained from broker/dealers or other market participants, information obtained from the issuer, analysts, and/or the appropriate stock exchange (for exchange-traded securities), an analysis of the entity’s financial condition, and an evaluation of the forces that influence the issuer and the market(s) in which the security is purchased and sold.

B  Investment Transactions and Related Income — Investment transactions for financial statement purposes are accounted for on a trade date basis. Realized gains and losses on investments sold are determined on the basis of identified cost. Interest income is recorded on the basis of interest accrued, adjusted for amortization of premium or accretion of discount.

C  Federal Taxes — Each Fund’s policy is to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute to shareholders each year substantially all of its taxable, if any, and tax-exempt net investment income, and all or substantially all of its net realized capital gains. Accordingly, no provision for federal income or excise tax is necessary. Each Fund intends to satisfy conditions which will enable it to designate distributions from the interest income generated by its investments in municipal obligations, which are exempt from regular federal income tax when received by each Fund, as exempt-interest dividends.

As of September 30, 2017, the Funds had no uncertain tax positions that would require financial statement recognition, de-recognition, or disclosure. Each Fund files a U.S. federal income tax return annually after its fiscal year-end, which is subject to examination by the Internal Revenue Service for a period of three years from the date of filing.

D  Legal Fees — Legal fees and other related expenses incurred as part of negotiations of the terms and requirement of capital infusions, or that are expected to result in the restructuring of, or a plan of reorganization for, an investment are recorded as realized losses. Ongoing expenditures to protect or enhance an investment are treated as operating expenses.

E  Use of Estimates — The preparation of the financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expense during the reporting period. Actual results could differ from those estimates.

F  Indemnifications — Under each Fund’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to each Fund. Under Massachusetts law, if certain conditions prevail, shareholders of a Massachusetts business trust (such as a Fund) could be deemed to have personal liability for the obligations of the Fund. However, each Fund’s Declaration of Trust contains an express disclaimer of liability on the part of Fund shareholders and the By-laws provide that the Fund shall assume the defense on behalf of any Fund shareholders. Moreover, the By-laws also provide for indemnification out of Fund property of any shareholder held personally liable solely by reason of being or having been a shareholder for all loss or expense arising from such liability. Additionally, in the normal course of business, each Fund enters into agreements with service providers that may contain indemnification clauses. Each Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against each Fund that have not yet occurred.

29

Eaton Vance

Municipal Bond Funds

September 30, 2017

Notes to Financial Statements — continued

G  Floating Rate Notes Issued in Conjunction with Securities Held — The Funds may invest in residual interest bonds, also referred to as inverse floating rate securities, whereby a Fund may sell a variable or fixed rate bond for cash to a Special-Purpose Vehicle (the SPV), (which is generally organized as a trust), while at the same time, buying a residual interest in the assets and cash flows of the SPV. The bond is deposited into the SPV with the same CUSIP number as the bond sold to the SPV by the Fund, and which may have been, but is not required to be, the bond purchased from the Fund (the Bond). The SPV also issues floating rate notes (Floating Rate Notes) which are sold to third-parties. The residual interest bond held by a Fund gives the Fund the right (1) to cause the holders of the Floating Rate Notes to generally tender their notes at par, and (2) to have the Bond held by the SPV transferred to the Fund, thereby terminating the SPV. Should the Fund exercise such right, it would generally pay the SPV the par amount due on the Floating Rate Notes and exchange the residual interest bond for the underlying Bond. Pursuant to generally accepted accounting principles for transfers and servicing of financial assets and extinguishment of liabilities, the Funds account for the transaction described above as a secured borrowing by including the Bond in their Portfolio of Investments and the Floating Rate Notes (net of unamortized deferred debt issuance costs) as a liability under the caption “Payable for floating rate notes issued” in their Statement of Assets and Liabilities. The Floating Rate Notes have interest rates that generally reset weekly and their holders have the option to tender their notes to the SPV for redemption at par at each reset date. Accordingly, the fair value of the payable for floating rate notes issued approximates its carrying value. If measured at fair value, the payable for floating rate notes would have been considered as Level 2 in the fair value hierarchy (see Note 8) at September 30, 2017. Interest expense related to a Fund’s liability with respect to Floating Rate Notes is recorded as incurred. The SPV may be terminated by the Fund, as noted above, or by the occurrence of certain termination events as defined in the trust agreement, such as a downgrade in the credit quality of the underlying Bond, bankruptcy of or payment failure by the issuer of the underlying Bond, the inability to remarket Floating Rate Notes that have been tendered due to insufficient buyers in the market, or the failure by the SPV to obtain renewal of the liquidity agreement under which liquidity support is provided for the Floating Rate Notes up to one year. Structuring fees paid to the liquidity provider upon the creation of an SPV have been recorded as debt issuance costs and are being amortized as interest expense to the expected maturity of the related trust. Unamortized structuring fees related to a terminated SPV are recorded as a realized loss on extinguishment of debt. At September 30, 2017, the amounts of the Funds’ Floating Rate Notes and related interest rates and collateral were as follows:

	Municipal Fund	California Fund	New York Fund

Floating Rate Notes Outstanding	$601,090,000	$192,530,000	$145,290,000
Interest Rate or Range of Interest Rates (%)	0.94 - 1.44	0.94 - 0.99	0.95 - 0.97
Collateral for Floating Rate Notes Outstanding	$786,965,057	$267,167,983	$189,052,059

For the year ended September 30, 2017, the Funds’ average Floating Rate Notes outstanding and the average interest rate including fees and amortization of deferred debt issuance costs were as follows:

	Municipal Fund	California Fund	New York Fund

Average Floating Rate Notes Outstanding	$611,271,918	$193,630,219	$143,114,658
Average Interest Rate	1.42%	1.39%	1.40%

In certain circumstances, the Funds may enter into shortfall and forbearance agreements with brokers by which a Fund agrees to reimburse the broker for the difference between the liquidation value of the Bond held by the SPV and the liquidation value of the Floating Rate Notes, as well as any shortfalls in interest cash flows. The Funds had no shortfalls as of September 30, 2017.

The Funds may also purchase residual interest bonds in a secondary market transaction without first owning the underlying bond. Such transactions are not required to be treated as secured borrowings. Shortfall agreements, if any, related to residual interest bonds purchased in a secondary market transaction are disclosed in the Portfolio of Investments.

The Funds’ investment policies and restrictions expressly permit investments in residual interest bonds. Such bonds typically offer the potential for yields exceeding the yields available on fixed rate bonds with comparable credit quality and maturity. These securities tend to underperform the market for fixed rate bonds in a rising long-term interest rate environment, but tend to outperform the market for fixed rate bonds when long-term interest rates decline. The value and income of residual interest bonds are generally more volatile than that of a fixed rate bond. The Funds’ investment policies do not allow the Funds to borrow money except as permitted by the 1940 Act. Management believes that the Funds’ restrictions on borrowing money and issuing senior securities (other than as specifically permitted) do not apply to Floating Rate Notes issued by the SPV and included as a liability in the Funds’ Statement of Assets and Liabilities. As secured indebtedness issued by an SPV, Floating Rate Notes are distinct from the borrowings and senior securities to which the Funds’ restrictions apply. Residual interest bonds held by the Funds are securities exempt from registration under Rule 144A of the Securities Act of 1933.

Final rules implementing section 619 of the Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Volcker Rule”) prohibit banking entities from engaging in proprietary trading of certain instruments and limit such entities’ investments in, and relationships with, covered funds (such as SPVs), as

30

Eaton Vance

Municipal Bond Funds

September 30, 2017

Notes to Financial Statements — continued

defined in the rules. The compliance date for the Volcker Rule for certain covered funds was July 21, 2015 while for other covered funds the compliance date was July 21, 2017, as announced on July 7, 2016. The Volcker Rule precludes banking entities and their affiliates from (i) sponsoring residual interest bond programs and (ii) continuing relationships with or services for existing residual interest bond programs. All residual interest bonds held by the Funds during the year ended September 30, 2017 were Volcker Rule compliant. The effects of the Volcker Rule may make it more difficult for the Funds to maintain current or desired levels of leverage and may cause the Funds to incur additional expenses to maintain their leverage.

H  Financial Futures Contracts — Upon entering into a financial futures contract, a Fund is required to deposit with the broker, either in cash or securities, an amount equal to a certain percentage of the contract amount (initial margin). Subsequent payments, known as variation margin, are made or received by the Fund each business day, depending on the daily fluctuations in the value of the underlying security, and are recorded as unrealized gains or losses by the Fund. Gains (losses) are realized upon the expiration or closing of the financial futures contracts. Should market conditions change unexpectedly, the Fund may not achieve the anticipated benefits of the financial futures contracts and may realize a loss. Futures contracts have minimal counterparty risk as they are exchange traded and the clearinghouse for the exchange is substituted as the counterparty, guaranteeing counterparty performance.

I  When-Issued Securities and Delayed Delivery Transactions — The Funds may purchase or sell securities on a delayed delivery or when-issued basis. Payment and delivery may take place after the customary settlement period for that security. At the time the transaction is negotiated, the price of the security that will be delivered is fixed. The Funds maintain cash and/or security positions for these commitments such that sufficient liquid assets will be available to make payments upon settlement. Securities purchased on a delayed delivery or when-issued basis are marked-to-market daily and begin earning interest on settlement date. Losses may arise due to changes in the market value of the underlying securities or if the counterparty does not perform under the contract.

J  Statement of Cash Flows — The cash amount shown in the Statement of Cash Flows of a Fund is the amount included in the Fund’s Statement of Assets and Liabilities and represents the unrestricted cash on hand at its custodian and does not include any short-term investments.

K  New Accounting Pronouncement — During the year ended September 30, 2017, the Funds adopted the FASB’s Accounting Standards Update No. 2015-03, which provides guidance to simplify the presentation of debt issuance costs and became effective for fiscal years beginning after December 15, 2015 and interim periods within those fiscal years. Pursuant to the new standard, the Funds are required to present debt issuance costs in their Statement of Assets and Liabilities as a direct deduction from the carrying value of the related debt liability. Prior to the change, such costs were presented by the Funds as a deferred asset. This change in accounting had no impact on the Funds’ net assets.

2  Distributions to Shareholders and Income Tax Information

Each Fund intends to make monthly distributions of net investment income to common shareholders. In addition, at least annually, each Fund intends to distribute all or substantially all of its net realized capital gains (reduced by available capital loss carryforwards from prior years). Distributions are recorded on the ex-dividend date. Distributions to shareholders are determined in accordance with income tax regulations, which may differ from U.S. GAAP. As required by U.S. GAAP, only distributions in excess of tax basis earnings and profits are reported in the financial statements as a return of capital. Permanent differences between book and tax accounting relating to distributions are reclassified to paid-in capital. For tax purposes, distributions from short-term capital gains are considered to be from ordinary income.

The tax character of distributions declared for the years ended September 30, 2017 and September 30, 2016 was as follows:

	Year Ended September 30, 2017
	Municipal Fund	California Fund	New York Fund

Distributions declared from:
Tax-exempt income	$43,598,517	$12,426,120	$9,678,980
Ordinary income	$63,248	$76,737	$—

	Year Ended September 30, 2016
	Municipal Fund	California Fund	New York Fund

Distributions declared from:
Tax-exempt income	$49,546,972	$14,551,701	$11,153,560
Ordinary income	$439	$80,163	$89,461

31

Eaton Vance

Municipal Bond Funds

September 30, 2017

Notes to Financial Statements — continued

During the year ended September 30, 2017, the following amounts were reclassified due to expired capital loss carryforwards, the tax treatment of distributions in excess of net tax-exempt income and differences between book and tax accounting, primarily for premium amortization and accretion of market discount.

	Municipal Fund	California Fund	New York Fund

Change in:
Paid-in capital	$(18,053,852)	$(4,562,453)	$(7,946,914)
Accumulated net realized loss	$18,022,381	$4,504,814	$7,982,293
Accumulated undistributed (distributions in excess of) net investment income	$31,471	$57,639	$(35,379)

These reclassifications had no effect on the net assets or net asset value per share of the Funds.

As of September 30, 2017, the components of distributable earnings (accumulated losses) on a tax basis were as follows:

	Municipal Fund	California Fund	New York Fund

Undistributed tax-exempt income	$—	$944,251	$793,861
Capital loss carryforwards and deferred capital losses	$(112,427,463)	$(58,918,202)	$(21,673,109)
Net unrealized appreciation	$115,156,060	$26,399,853	$20,785,471

The differences between components of distributable earnings (accumulated losses) on a tax basis and the amounts reflected in the Statements of Assets and Liabilities are primarily due to wash sales, residual interest bonds, futures contracts, premium amortization and accretion of market discount.

At September 30, 2017, the following Funds, for federal income tax purposes, had capital loss carryforwards and deferred capital losses which would reduce the respective Fund’s taxable income arising from future net realized gains on investment transactions, if any, to the extent permitted by the Internal Revenue Code, and thus would reduce the amount of distributions to shareholders, which would otherwise be necessary to relieve the Funds of any liability for federal income or excise tax. Under tax regulations, capital losses incurred in taxable years beginning after December 2010 are considered deferred capital losses and are treated as arising on the first day of a Fund’s next taxable year, retaining the same short-term or long-term character as when originally deferred. Deferred capital losses are required to be used prior to capital loss carryforwards, which carry an expiration date. As a result of this ordering rule, capital loss carryforwards may be more likely to expire unused. The amounts and expiration dates of the capital loss carryforwards, whose character is short-term, and the amounts of the deferred capital losses are as follows:

Expiration Date	Municipal Fund	California Fund	New York Fund

September 30, 2018	$56,183,712	$23,169,615	$8,909,352
September 30, 2019	16,458,561	7,665,268	6,463,209

Total capital loss carryforwards	$72,642,273	$30,834,883	$15,372,561

Deferred capital losses:
Short-term	$34,294,913	$10,923,659	$4,580,793
Long-term	$5,490,277	$17,159,660	$1,719,755

32

Eaton Vance

Municipal Bond Funds

September 30, 2017

Notes to Financial Statements — continued

The cost and unrealized appreciation (depreciation) of investments, including open derivative contracts, of each Fund at September 30, 2017, as determined on a federal income tax basis, were as follows:

	Municipal Fund	California Fund	New York Fund

Aggregate cost	$807,044,156	$235,476,952	$190,740,940

Gross unrealized appreciation	$116,926,550	$27,664,088	$22,803,964
Gross unrealized depreciation	(1,770,490)	(1,264,235)	(2,018,493)

Net unrealized appreciation	$115,156,060	$26,399,853	$20,785,471

3  Investment Adviser Fee and Other Transactions with Affiliates

The investment adviser fee is earned by Eaton Vance Management (EVM) as compensation for investment advisory services rendered to each Fund. Pursuant to the investment advisory agreement for New York Fund, the fee is computed at an annual rate of 0.65% of its average weekly gross assets. Pursuant to the investment advisory agreement and a subsequent fee reduction agreement between each of Municipal Fund and California Fund and EVM, the fee is calculated at an annual rate of 0.60% of each Fund’s average weekly gross assets. The fee reductions cannot be terminated without the consent of a majority of Trustees and a majority of shareholders. Average weekly gross assets include the principal amount of any indebtedness for money borrowed, including debt securities issued by a Fund. Pursuant to a fee reduction agreement between each Fund and EVM, average weekly gross assets are calculated by adding to net assets the amount payable by the Fund to floating rate note holders, such adjustment being limited to the value of the Auction Preferred Shares (APS) outstanding prior to any APS redemptions by the Fund. The investment adviser fee is payable monthly. EVM also serves as the administrator of each Fund, but receives no compensation. For the year ended September 30, 2017, the investment adviser fees were as follows:

	Municipal Fund	California Fund	New York Fund

Investment Adviser Fee	$9,281,344	$2,756,920	$2,309,793

Trustees and officers of the Funds who are members of EVM’s organization receive remuneration for their services to the Funds out of the investment adviser fee. Trustees of the Funds who are not affiliated with the investment adviser may elect to defer receipt of all or a percentage of their annual fees in accordance with the terms of the Trustees Deferred Compensation Plan. For the year ended September 30, 2017, no significant amounts have been deferred. Certain officers and Trustees of the Funds are officers of EVM.

4  Purchases and Sales of Investments

Purchases and sales of investments, other than short-term obligations, for the year ended September 30, 2017 were as follows:

	Municipal Fund	California Fund	New York Fund

Purchases	$90,664,434	$89,034,398	$38,392,609
Sales	$103,612,205	$95,650,671	$33,719,285

5  Common Shares of Beneficial Interest

The Funds may issue common shares pursuant to their dividend reinvestment plans. For the year ended September 30, 2017, there were no common shares issued by the Funds. For the year ended September 30, 2016, the California Fund and New York Fund issued 3,162 and 3,195 common shares, respectively, pursuant to its dividend reinvestment plan and there were no common shares issued by the Municipal Fund.

On November 11, 2013, the Boards of Trustees of the Funds authorized the repurchase by each Fund of up to 10% of its then currently outstanding common shares in open-market transactions at a discount to net asset value (NAV). The repurchase program does not obligate the Funds to purchase a specific amount of shares. There were no repurchases of common shares by the Funds for the years ended September 30, 2017 and September 30, 2016.

33

Eaton Vance

Municipal Bond Funds

September 30, 2017

Notes to Financial Statements — continued

6  Overdraft Advances

Pursuant to the custodian agreement, State Street Bank and Trust Company (SSBT) may, in its discretion, advance funds to the Funds to make properly authorized payments. When such payments result in an overdraft, the Funds are obligated to repay SSBT at the current rate of interest charged by SSBT for secured loans (currently, the Federal Funds rate plus 2%). This obligation is payable on demand to SSBT. SSBT has a lien on a Fund’s assets to the extent of any overdraft. At September 30, 2017, the Municipal Fund had a payment due to SSBT pursuant to the foregoing arrangement of $2,098,970. Based on the short-term nature of these payments and the variable interest rate, the carrying value of the overdraft advances approximated its fair value at September 30, 2017. If measured at fair value, overdraft advances would have been considered as Level 2 in the fair value hierarchy (see Note 8) at September 30, 2017. The Funds’ average overdraft advances during the year ended September 30, 2017 were not significant.

7  Financial Instruments

The Funds may trade in financial instruments with off-balance sheet risk in the normal course of their investing activities. These financial instruments may include financial futures contracts and may involve, to a varying degree, elements of risk in excess of the amounts recognized for financial statement purposes. The notional or contractual amounts of these instruments represent the investment a Fund has in particular classes of financial instruments and do not necessarily represent the amounts potentially subject to risk. The measurement of the risks associated with these instruments is meaningful only when all related and offsetting transactions are considered. A summary of obligations under these financial instruments at September 30, 2017 is included in the Portfolio of Investments. At September 30, 2017, the Funds had sufficient cash and/or securities to cover commitments under these contracts.

Each Fund is subject to interest rate risk in the normal course of pursuing its investment objective. Because the Funds hold fixed-rate bonds, the value of these bonds may decrease if interest rates rise. The Funds enter into U.S. Treasury futures contracts to hedge against changes in interest rates.

The fair values of open derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) and whose primary underlying risk exposure is interest rate risk at September 30, 2017 were as follows:

	Municipal Fund

Asset Derivative:

Futures Contracts	$573,858	(1)

Total	$573,858

(1)

Amount represents cumulative unrealized appreciation (depreciation) on futures contracts. Only the current day’s variation margin on open futures contracts is reported within the Statement of Assets and Liabilities as Receivable or Payable for variation margin on open financial futures contracts, as applicable.

The effect of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) on the Statement of Operations and whose primary underlying risk exposure is interest rate risk for the year ended September 30, 2017 was as follows:

	Municipal Fund		California Fund		New York Fund

Realized Gain (Loss) on Derivatives Recognized in Income	$2,404,007	(1)	$1,260,331	(1)	$594,897	(1)
Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income	$(74,416	)(2)	$(235,952	)(2)	$(141,545	)(2)

(1)	Statement of Operations location: Net realized gain (loss) – Financial futures contracts.

(2)	Statement of Operations location: Change in unrealized appreciation (depreciation) – Financial futures contracts.

The average notional cost of futures contracts outstanding during the year ended September 30, 2017, which is indicative of the volume of this derivative type, was approximately as follows:

	Municipal Fund	California Fund	New York Fund

Average Notional Cost:
Futures Contracts — Short	$35,600,000	$21,059,000	$6,578,000

34

Eaton Vance

Municipal Bond Funds

September 30, 2017

Notes to Financial Statements — continued

8  Fair Value Measurements

Under generally accepted accounting principles for fair value measurements, a three-tier hierarchy to prioritize the assumptions, referred to as inputs, is used in valuation techniques to measure fair value. The three-tier hierarchy of inputs is summarized in the three broad levels listed below.

•	Level 1 – quoted prices in active markets for identical investments

•	Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 – significant unobservable inputs (including a fund’s own assumptions in determining the fair value of investments)

In cases where the inputs used to measure fair value fall in different levels of the fair value hierarchy, the level disclosed is determined based on the lowest level input that is significant to the fair value measurement in its entirety. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

At September 30, 2017, the hierarchy of inputs used in valuing the Funds’ investments and open derivative instruments, which are carried at value, were as follows:

Municipal Fund
Asset Description	Level 1	Level 2	Level 3	Total

Tax-Exempt Investments	$—	$1,523,290,216	$—	$1,523,290,216

Total Investments	$—	$1,523,290,216	$—	$1,523,290,216

Futures Contracts	$573,858	$—	$—	$573,858

Total	$573,858	$1,523,290,216	$—	$1,523,864,074

California Fund
Asset Description	Level 1	Level 2	Level 3	Total

Tax-Exempt Investments	$—	$454,406,805	$—	$454,406,805

Total Investments	$—	$454,406,805	$—	$454,406,805

New York Fund
Asset Description	Level 1	Level 2	Level 3	Total

Tax-Exempt Investments	$—	$356,816,411	$—	$356,816,411

Total Investments	$—	$356,816,411	$—	$356,816,411

The Funds held no investments or other financial instruments as of September 30, 2016 whose fair value was determined using Level 3 inputs. At September 30, 2017, there were no investments transferred between Level 1 and Level 2 during the year then ended.

35

Eaton Vance

Municipal Bond Funds

September 30, 2017

Report of Independent Registered Public Accounting Firm

To the Trustees and Shareholders of Eaton Vance Municipal Bond Fund, Eaton Vance California Municipal Bond Fund and Eaton Vance New York Municipal Bond Fund:

We have audited the accompanying statements of assets and liabilities of Eaton Vance Municipal Bond Fund, Eaton Vance California Municipal Bond Fund and Eaton Vance New York Municipal Bond Fund (collectively, the “Funds”), including the portfolios of investments, as of September 30, 2017, and the related statements of operations and cash flows for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Funds are not required to have, nor were we engaged to perform, an audit of their internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of September 30, 2017, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial positions of Eaton Vance Municipal Bond Fund, Eaton Vance California Municipal Bond Fund and Eaton Vance New York Municipal Bond Fund as of September 30, 2017, the results of their operations and their cash flows for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Boston, Massachusetts

November 17, 2017

36

Eaton Vance

Municipal Bond Funds

September 30, 2017

Federal Tax Information (Unaudited)

The Form 1099-DIV you receive in February 2018 will show the tax status of all distributions paid to your account in calendar year 2017. Shareholders are advised to consult their own tax adviser with respect to the tax consequences of their investment in the Funds. As required by the Internal Revenue Code and/or regulations, shareholders must be notified regarding exempt-interest dividends.

Exempt-Interest Dividends.  For the fiscal year ended September 30, 2017, the Funds designate the following percentages of distributions from net investment income as exempt-interest dividends:

Municipal Bond Fund	99.86%
California Municipal Bond Fund	99.39%
New York Municipal Bond Fund	100.00%

37

Eaton Vance

Municipal Bond Funds

September 30, 2017

Annual Meeting of Shareholders (Unaudited)

Each Fund held its Annual Meeting of Shareholders on July 20, 2017. The following action was taken by the shareholders:

Item 1.  The election of George J. Gorman, Helen Frame Peters, Susan J. Sutherland and Harriett Tee Taggart as Class III Trustees of each Fund for a three-year term expiring in 2020.

	Nominee for Class III Trustee Elected by All Shareholders: George J. Gorman	Nominee for Class III Trustee Elected by All Shareholders: Helen Frame Peters	Nominee for Class III Trustee Elected by All Shareholders: Susan J. Sutherland	Nominee for Class III Trustee Elected by All Shareholders: Harriett Tee Taggart
Municipal Fund
For	58,241,272	58,247,373	58,306,191	58,224,236
Withheld	6,395,451	6,389,350	6,330,532	6,412,487
California Fund
For	19,360,622	19,358,567	19,363,888	19,358,567
Withheld	469,289	471,344	466,023	471,344
New York Fund
For	13,584,147	13,750,182	13,615,439	13,668,585
Withheld	615,344	449,309	584,052	530,906

38

Eaton Vance

Municipal Bond Funds

September 30, 2017

Dividend Reinvestment Plan

Each Fund offers a dividend reinvestment plan (Plan) pursuant to which shareholders may elect to have distributions automatically reinvested in common shares (Shares) of the Fund. You may elect to participate in the Plan by completing the Dividend Reinvestment Plan Application Form. If you do not participate, you will receive all distributions in cash paid by check mailed directly to you by American Stock Transfer & Trust Company, LLC (AST) as dividend paying agent. On the distribution payment date, if the NAV per Share is equal to or less than the market price per Share plus estimated brokerage commissions, then new Shares will be issued. The number of Shares shall be determined by the greater of the NAV per Share or 95% of the market price. Otherwise, Shares generally will be purchased on the open market by AST, the Plan agent (Agent). Distributions subject to income tax (if any) are taxable whether or not Shares are reinvested.

If your Shares are in the name of a brokerage firm, bank, or other nominee, you can ask the firm or nominee to participate in the Plan on your behalf. If the nominee does not offer the Plan, you will need to request that each Fund’s transfer agent re-register your Shares in your name or you will not be able to participate.

The Agent’s service fee for handling distributions will be paid by each Fund. Plan participants will be charged their pro rata share of brokerage commissions on all open-market purchases.

Plan participants may withdraw from the Plan at any time by writing to the Agent at the address noted on the following page. If you withdraw, you will receive Shares in your name for all Shares credited to your account under the Plan. If a participant elects by written notice to the Agent to sell part or all of his or her Shares and remit the proceeds, the Agent is authorized to deduct a $5.00 fee plus brokerage commissions from the proceeds.

If you wish to participate in the Plan and your Shares are held in your own name, you may complete the form on the following page and deliver it to the Agent. Any inquiries regarding the Plan can be directed to the Agent at 1-866-439-6787.

39

Eaton Vance

Municipal Bond Funds

September 30, 2017

Application for Participation in Dividend Reinvestment Plan

This form is for shareholders who hold their common shares in their own names. If your common shares are held in the name of a brokerage firm, bank, or other nominee, you should contact your nominee to see if it will participate in the Plan on your behalf. If you wish to participate in the Plan, but your brokerage firm, bank, or nominee is unable to participate on your behalf, you should request that your common shares be re-registered in your own name which will enable your participation in the Plan.

The following authorization and appointment is given with the understanding that I may terminate it at any time by terminating my participation in the Plan as provided in the terms and conditions of the Plan.

Please print exact name on account

Shareholder signature                                                          Date

Shareholder signature                                                          Date

Please sign exactly as your common shares are registered. All persons whose names appear on the share certificate must sign.

YOU SHOULD NOT RETURN THIS FORM IF YOU WISH TO RECEIVE YOUR DISTRIBUTIONS IN CASH. THIS IS NOT A PROXY.

This authorization form, when signed, should be mailed to the following address:

Eaton Vance Municipal Bond Funds

c/o American Stock Transfer & Trust Company, LLC

P.O. Box 922

Wall Street Station

New York, NY 10269-0560

Number of Employees

Each Fund is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as a closed-end management investment company, and has no employees.

Number of Shareholders

As of September 30, 2017, Fund records indicate that there are 134, 20 and 35 registered shareholders for Municipal Bond Fund, California Municipal Bond Fund and New York Municipal Bond Fund, respectively, and approximately 23,237, 5,142 and 4,259 shareholders owning the Fund shares in street name, such as through brokers, banks and financial intermediaries for Municipal Bond Fund, California Municipal Bond Fund and New York Municipal Bond Fund, respectively.

If you are a street name shareholder and wish to receive Fund reports directly, which contain important information about a Fund, please write or call:

Eaton Vance Distributors, Inc.

Two International Place

Boston, MA 02110

1-800-262-1122

NYSE MKT symbols

Municipal Bond Fund                                                      EIM

California Municipal Bond Fund                                    EVM

New York Municipal Bond Fund                                    ENX

40

Eaton Vance

Municipal Bond Funds

September 30, 2017

Board of Trustees’ Contract Approval

Overview of the Contract Review Process

The Investment Company Act of 1940, as amended (the “1940 Act”), provides, in substance, that each investment advisory agreement between a fund and its investment adviser will continue in effect from year to year only if its continuation is approved at least annually by the fund’s board of trustees, including by a vote of a majority of the trustees who are not “interested persons” of the fund (“Independent Trustees”), cast in person at a meeting called for the purpose of considering such approval.

At a meeting of the Boards of Trustees (each a “Board”) of the registered investment companies advised by either Eaton Vance Management or its affiliate, Boston Management and Research, (the “Eaton Vance Funds”) held on April 25, 2017, the Board, including a majority of the Independent Trustees, voted to approve continuation of existing investment advisory and sub-advisory agreements for the Eaton Vance Funds for an additional one-year period. In voting its approval, the Board relied upon the affirmative recommendation of its Contract Review Committee, which is a committee comprised exclusively of Independent Trustees. Prior to making its recommendation, the Contract Review Committee reviewed information furnished by each adviser to the Eaton Vance Funds (including information specifically requested by the Board) for a series of meetings of the Contract Review Committee held between February and April 2017. The Contract Review Committee also considered information received at prior meetings of the Board and its committees, as relevant to its annual evaluation of the investment advisory and sub-advisory agreements.

The information that the Board considered included, among other things, the following (for funds that invest through one or more underlying portfolio(s), references to “each fund” in this section may include information that was considered at the portfolio-level):

Information about Fees, Performance and Expenses

•

A report from an independent data provider comparing the advisory and related fees paid by each fund with fees paid by comparable funds as identified by the independent data provider (“comparable funds”);

•	A report from an independent data provider comparing each fund’s total expense ratio and its components to comparable funds;

•

A report from an independent data provider comparing the investment performance of each fund (including, where relevant, yield data, Sharpe ratios and information ratios) to the investment performance of comparable funds over various time periods;

•	Data regarding investment performance in comparison to benchmark indices, as well as customized groups of peer funds and blended indices identified by the adviser in consultation with the Board;

•

For each fund, comparative information concerning the fees charged and the services provided by each adviser in managing other accounts (including mutual funds, other collective investment funds and institutional accounts) using investment strategies and techniques similar to those used in managing such fund;

•	Profitability analyses for each adviser with respect to each fund;

Information about Portfolio Management and Trading

•	Descriptions of the investment management services provided to each fund, including the investment strategies and processes it employs;

•	The procedures and processes used to determine the fair value of fund assets and actions taken to monitor and test the effectiveness of such procedures and processes;

•	Information about each adviser’s policies and practices with respect to trading, including each adviser’s processes for monitoring best execution of portfolio transactions;

•

Information about the allocation of brokerage transactions and the benefits received by each adviser as a result of brokerage allocation, including information concerning the acquisition of research through client commission arrangements and policies with respect to “soft dollars”;

•	Data relating to portfolio turnover rates of each fund;

Information about each Adviser

•	Reports detailing the financial results and condition of each adviser;

•

Descriptions of the qualifications, education and experience of the individual investment professionals whose responsibilities include portfolio management and investment research for the funds, and information relating to their compensation and responsibilities with respect to managing other mutual funds and investment accounts;

•	The Code of Ethics of each adviser and its affiliates, together with information relating to compliance with and the administration of such codes;

•	Policies and procedures relating to proxy voting and the handling of corporate actions and class actions;

•	Information concerning the resources devoted to compliance efforts undertaken by each adviser and its affiliates (including descriptions of various compliance programs) and their record of compliance;

•	Information concerning the business continuity and disaster recovery plans of each adviser and its affiliates;

•

A description of Eaton Vance Management’s procedures for overseeing third party advisers and sub-advisers, including with respect to regulatory and compliance issues, investment management and other matters;

41

Eaton Vance

Municipal Bond Funds

September 30, 2017

Board of Trustees’ Contract Approval — continued

Other Relevant Information

•	Information concerning the nature, cost and character of the administrative and other non-investment advisory services provided by Eaton Vance Management and its affiliates;

•	Information concerning management of the relationship with the custodian, subcustodians and fund accountants by each adviser or the funds’ administrator; and

•	The terms of each investment advisory agreement.

Over the course of the twelve-month period ended April 30, 2017, with respect to one or more funds, the Board met ten times and the Contract Review Committee, the Audit Committee, the Governance Committee, the Portfolio Management Committee and the Compliance Reports and Regulatory Matters Committee, each of which is a Committee comprised solely of Independent Trustees, met seven, thirteen, six, eight and ten times, respectively. At such meetings, the Trustees participated in investment and performance reviews with the portfolio managers and other investment professionals of each investment adviser relating to each fund, and considered various investment and trading strategies used in pursuing each fund’s investment objective, such as the use of derivative instruments, as well as risk management techniques. The Board and its Committees also evaluated issues pertaining to industry and regulatory developments, compliance procedures, fund governance and other issues with respect to the funds, and received and participated in reports and presentations provided by Eaton Vance Management and other fund advisers with respect to such matters. In addition to the formal meetings of the Board and its Committees, the Independent Trustees hold regular teleconferences in between meetings to discuss, among other topics, matters relating to the continuation of investment advisory and sub-advisory agreements.

For funds that invest through one or more underlying portfolios, the Board considered similar information about the portfolio(s) when considering the approval of investment advisory agreements. In addition, in cases where the fund’s investment adviser has engaged a sub-adviser, the Board considered similar information about the sub-adviser when considering the approval of any sub-advisory agreement.

The Contract Review Committee was assisted throughout the contract review process by Goodwin Procter LLP, independent legal counsel for the Independent Trustees. The members of the Contract Review Committee relied upon the advice of such counsel and their own business judgment in determining the material factors to be considered in evaluating each investment advisory and sub-advisory agreement and the weight to be given to each such factor. The conclusions reached with respect to each investment advisory and sub-advisory agreement were based on a comprehensive evaluation of all the information provided and not any single factor. Moreover, each member of the Contract Review Committee may have placed varying emphasis on particular factors in reaching conclusions with respect to each investment advisory and sub-advisory agreement. In evaluating each investment advisory and sub-advisory agreement, including the specific fee structures and other terms of the agreements, the Contract Review Committee was informed by multiple years of analysis and discussion among the Independent Trustees and the Eaton Vance Funds’ advisers and sub-advisers.

Results of the Process

Based on its consideration of the foregoing, and such other information as it deemed relevant, including the factors and conclusions described below, the Contract Review Committee concluded that the continuation of the investment advisory agreements of the following funds:

•	Eaton Vance Municipal Bond Fund

•	Eaton Vance California Municipal Bond Fund

•	Eaton Vance New York Municipal Bond Fund

(the “Funds”), each with Eaton Vance Management (the “Adviser”), including their fee structures, is in the interests of shareholders and, therefore, the Contract Review Committee recommended to the Board approval of each agreement. The Board accepted the recommendation of the Contract Review Committee based on the material factors considered and conclusions reached by the Contract Review Committee with respect to each agreement. Accordingly, the Board, including a majority of the Independent Trustees, voted to approve continuation of the investment advisory agreement for each Fund.

Nature, Extent and Quality of Services

In considering whether to approve the investment advisory agreements of the Funds, the Board evaluated the nature, extent and quality of services provided to the Funds by the Adviser.

The Board considered the Adviser’s management capabilities and investment process with respect to the types of investments held by each Fund, including the education, experience and number of its investment professionals and other personnel who provide portfolio management, investment research, and similar services to the Funds. In particular, the Board considered the abilities and experience of the Adviser’s investment professionals in analyzing factors such as credit risk, tax efficiency, and special considerations relevant to investing in municipal bonds. The Board considered the Adviser’s municipal bond team, which includes investment professionals and credit specialists who provide services to the Funds. The Board also took into account the resources dedicated to portfolio management and other services, as well as the compensation methods of the Adviser and other factors, such as the reputation and resources of the Adviser to recruit and retain highly qualified research, advisory and supervisory investment professionals. In addition, the Board considered the time and attention devoted to the Eaton Vance Funds, including each Fund, by senior management, as well as the infrastructure, operational

42

Eaton Vance

Municipal Bond Funds

September 30, 2017

Board of Trustees’ Contract Approval — continued

capabilities and support staff in place to assist in the portfolio management and operations of the Funds, including the provision of administrative services. The Board also considered the business-related and other risks to which the Adviser or its affiliates may be subject in managing the Funds.

The Board considered the compliance programs of the Adviser and relevant affiliates thereof. Among other matters, the Board considered compliance and reporting matters relating to personal trading by investment professionals, selective disclosure of portfolio holdings, late trading, frequent trading, portfolio valuation, business continuity and the allocation of investment opportunities. The Board also considered the responses of the Adviser and its affiliates to requests in recent years from regulatory authorities such as the Securities and Exchange Commission and the Financial Industry Regulatory Authority.

The Board was aware that on April 24, 2017 a former employee of the Adviser agreed to plead guilty to fraud charges arising from the individual’s prior activities as an equity options trader for certain Eaton Vance Funds. The Board was informed that the Adviser became aware of the matter on April 18, 2017, at which time management contacted federal authorities, alerted the Board and began an internal investigation. The Adviser represented to the Board that, based on information available as of April 25, 2017, management had no reason to believe that any other employee of the Adviser or its affiliates was involved in any wrongful activities or that any fund had been materially harmed. The Adviser agreed to keep the Board fully apprised as additional information is learned, and assured the Board that any fund harmed by the former employee’s wrongful activities will be made whole, as determined in consultation with the Board. The Board concluded that the Adviser’s actions in response to these events are appropriate and consistent with the Adviser’s commitment to protect and provide quality services to the Eaton Vance Funds.

The Board considered shareholder and other administrative services provided or managed by Eaton Vance Management and its affiliates, including transfer agency and accounting services. The Board evaluated the benefits to shareholders of investing in a fund that is a part of a large fund complex offering exposure to a variety of asset classes and investment disciplines.

After consideration of the foregoing factors, among others, the Board concluded that the nature, extent and quality of services provided by the Adviser, taken as a whole, are appropriate and consistent with the terms of the investment advisory agreements.

Fund Performance

The Board compared each Fund’s investment performance to that of comparable funds and appropriate benchmark indices and assessed each Fund’s performance on the basis of total return and current income return. The Board’s review included comparative performance data for the one-, three-, five- and ten-year periods ended September 30, 2016 for each Fund. The Board considered, among other things, the Adviser’s efforts to generate competitive levels of tax-exempt current income over time through investments that, relative to comparable funds, focus on higher quality municipal bonds with longer maturities. With respect to Eaton Vance California Municipal Bond Fund and Eaton Vance New York Municipal Bond Fund, the Board noted that security selection was the primary detractor from each Fund’s performance relative to their respective benchmarks. The Board also noted the adverse impact of the Eaton Vance California Municipal Bond Fund’s focus on higher quality debt instruments relative to comparable funds and the adverse impact of the Eaton Vance New York Municipal Bond Fund’s focus on investments in shorter duration instruments relative to comparable funds. With respect to Eaton Vance Municipal Bond Fund, the Board concluded that the performance of the Fund was satisfactory.

Management Fees and Expenses

The Board considered contractual fee rates payable by each Fund for advisory and administrative services (referred to collectively as “management fees”). As part of its review, the Board considered each Fund’s management fees and total expense ratio for the one year period ended September 30, 2016, as compared to those of comparable funds, before and after giving effect to any undertaking to waive fees or reimburse expenses. The Board also considered factors that had an impact on Fund expense ratios relative to comparable funds, and, with respect to Eaton Vance California Municipal Bond Fund, certain Fund specific factors, as identified by management in response to inquiries from the Contract Review Committee.

After considering the foregoing information, and in light of the nature, extent and quality of the services provided by the Adviser, the Board concluded that the management fees charged for advisory and related services are reasonable.

Profitability and Other “Fall-Out” Benefits

The Board considered the level of profits realized by the Adviser and relevant affiliates thereof in providing investment advisory and administrative services to each Fund and to all Eaton Vance Funds as a group. The Board considered the level of profits realized without regard to marketing support or other payments by the Adviser and its affiliates to third parties in respect of distribution services. The Board also considered other direct or indirect fall-out benefits received by the Adviser and its affiliates in connection with their relationships with the Funds, including the benefits of research services that may be available to the Adviser as a result of securities transactions effected for the Funds and other investment advisory clients.

The Board concluded that, in light of the foregoing factors and the nature, extent and quality of the services rendered, the profits realized by the Adviser and its affiliates are deemed not to be excessive.

43

Eaton Vance

Municipal Bond Funds

September 30, 2017

Board of Trustees’ Contract Approval — continued

Economies of Scale

In reviewing management fees and profitability, the Board also considered the extent to which the Adviser and its affiliates, on the one hand, and each Fund, on the other hand, can expect to realize benefits from economies of scale as the assets of each Fund increase. The Board acknowledged the difficulty in accurately measuring the benefits resulting from economies of scale, if any, with respect to the management of any specific fund or group of funds. The Board reviewed data summarizing the increases and decreases in the assets of each Fund and of all Eaton Vance Funds as a group over various time periods, and evaluated the extent to which the total expense ratio of each Fund and the profitability of the Adviser and its affiliates may have been affected by such increases or decreases. Based upon the foregoing, the Board concluded that each Fund currently shares in any benefits from economies of scale. The Board also considered the fact that the Funds are not continuously offered and that the Funds’ assets are not expected to increase materially in the foreseeable future. The Board concluded that, in light of the level of the Adviser’s profits with respect to each Fund, the implementation of breakpoints in the advisory fee schedules is not warranted at this time.

44

Eaton Vance

Municipal Bond Funds

September 30, 2017

Management and Organization

Fund Management.  The Trustees of Eaton Vance Municipal Bond Fund, Eaton Vance California Municipal Bond Fund and Eaton Vance New York Municipal Bond Fund (the Funds) are responsible for the overall management and supervision of the Funds’ affairs. The Trustees and officers of the Funds are listed below. Except as indicated, each individual has held the office shown or other offices in the same company for the last five years. The “Noninterested Trustees” consist of those Trustees who are not “interested persons” of the Funds, as that term is defined under the 1940 Act. The business address of each Trustee and officer is Two International Place, Boston, Massachusetts 02110. As used below, “EVC” refers to Eaton Vance Corp., “EV” refers to Eaton Vance, Inc., “EVM” refers to Eaton Vance Management, “BMR” refers to Boston Management and Research and “EVD” refers to Eaton Vance Distributors, Inc. EVC and EV are the corporate parent and trustee, respectively, of EVM and BMR. EVD is a wholly-owned subsidiary of EVC. Each officer affiliated with Eaton Vance may hold a position with other Eaton Vance affiliates that is comparable to his or her position with EVM listed below. Each Trustee oversees 176 portfolios in the Eaton Vance Complex (including all master and feeder funds in a master feeder structure). Each officer serves as an officer of certain other Eaton Vance funds. Each Trustee serves for a three year term. Each officer serves until his or her successor is elected.

Name and Year of Birth	Position(s) with the Funds	Term Expiring; Trustee Since(1)	Principal Occupation(s) and Directorships During Past Five Years and Other Relevant Experience
Interested Trustee

Thomas E. Faust Jr. 1958	Class II Trustee	Until 2019. Trustee since 2007.

Chairman, Chief Executive Officer and President of EVC, Director and President of EV, Chief Executive Officer and President of EVM and BMR, and Director of EVD. Trustee and/or officer of 176 registered investment companies. Mr. Faust is an interested person because of his positions with EVM, BMR, EVD, EVC and EV, which are affiliates of the Funds.

Directorships in the Last Five Years.(2) Director of EVC and Hexavest Inc. (investment management firm).

Noninterested Trustees

Mark R. Fetting 1954	Class I Trustee	Until 2018. Trustee since 2016.

Private investor. Formerly held various positions at Legg Mason, Inc. (investment management firm) (2000-2012), including President, Chief Executive Officer, Director and Chairman (2008-2012), Senior Executive Vice President (2004-2008) and Executive Vice President (2001-2004). Formerly, President of Legg Mason family of funds (2001-2008). Formerly, Division President and Senior Officer of Prudential Financial Group, Inc. and related companies (investment management firm) (1991-2000).

Directorships in the Last Five Years. Formerly, Director and Chairman of Legg Mason, Inc. (2008-2012); Director/Trustee and Chairman of Legg Mason family of funds (14 funds) (2008-2012); and Director/Trustee of the Royce family of funds (35 funds) (2001-2012).

Cynthia E. Frost 1961	Class II Trustee	Until 2019. Trustee since 2014.

Private investor. Formerly, Chief Investment Officer of Brown University (university endowment) (2000-2012); Formerly, Portfolio Strategist for Duke Management Company (university endowment manager) (1995-2000); Formerly, Managing Director, Cambridge Associates (investment consulting company) (1989-1995); Formerly, Consultant, Bain and Company (management consulting firm) (1987-1989); Formerly, Senior Equity Analyst, BA Investment Management Company (1983-1985).

Directorships in the Last Five Years. None.

George J. Gorman 1952	Class III Trustee	Until 2020. Trustee since 2014.

Principal at George J. Gorman LLC (consulting firm). Formerly, Senior Partner at Ernst & Young LLP (a registered public accounting firm) (1974-2009).

Directorships in the Last Five Years. Formerly, Trustee of the BofA Funds Series Trust (11 funds) (2011-2014) and of the Ashmore Funds (9 funds) (2010-2014).

Valerie A. Mosley 1960	Class I Trustee	Until 2018. Trustee since 2014.

Chairwoman and Chief Executive Officer of Valmo Ventures (a consulting and investment firm). Former Partner and Senior Vice President, Portfolio Manager and Investment Strategist at Wellington Management Company, LLP (investment management firm) (1992-2012). Former Chief Investment Officer, PG Corbin Asset Management (1990-1992). Formerly worked in institutional corporate bond sales at Kidder Peabody (1986-1990).

Directorships in the Last Five Years.(2) Director of Dynex Capital, Inc. (mortgage REIT) (since 2013).

45

Eaton Vance

Municipal Bond Funds

September 30, 2017

Management and Organization — continued

Name and Year of Birth	Position(s) with the Funds	Term Expiring; Trustee Since(1)	Principal Occupation(s) and Directorships During Past Five Years and Other Relevant Experience
Noninterested Trustees (continued)

William H. Park 1947	Chairperson of the Board and Class I Trustee	Until 2018. Chairperson of the Board since 2016 and Trustee since 2003.

Private investor. Formerly, Consultant (management and transactional) (2012-2014). Formerly, Chief Financial Officer, Aveon Group L.P. (investment management firm) (2010-2011). Formerly, Vice Chairman, Commercial Industrial Finance Corp. (specialty finance company) (2006-2010). Formerly, President and Chief Executive Officer, Prizm Capital Management, LLC (investment management firm) (2002-2005). Formerly, Executive Vice President and Chief Financial Officer, United Asset Management Corporation (investment management firm) (1982-2001). Formerly, Senior Manager, Price Waterhouse (now PricewaterhouseCoopers) (a registered public accounting firm) (1972-1981).

Directorships in the Last Five Years.(2) None.

Helen Frame Peters 1948	Class III Trustee	Until 2020. Trustee since 2008.

Professor of Finance, Carroll School of Management, Boston College. Formerly, Dean, Carroll School of Management, Boston College (2000-2002). Formerly, Chief Investment Officer, Fixed Income, Scudder Kemper Investments (investment management firm) (1998-1999). Formerly, Chief Investment Officer, Equity and Fixed Income, Colonial Management Associates (investment management firm) (1991-1998).

Directorships in the Last Five Years.(2) Formerly, Director of BJ’s Wholesale Club, Inc. (wholesale club retailer) (2004-2011). Formerly, Trustee of SPDR Index Shares Funds and SPDR Series Trust (exchange traded funds) (2000-2009). Formerly, Director of Federal Home Loan Bank of Boston (a bank for banks) (2007-2009).

Susan J. Sutherland 1957	Class III Trustee	Until 2020. Trustee since 2015.

Private investor. Formerly, Associate, Counsel and Partner at Skadden, Arps, Slate, Meagher & Flom LLP (law firm) (1982-2013).

Directorships in the Last Five Years. Formerly, Director of Montpelier Re Holdings Ltd. (global provider of customized insurance and reinsurance products) (2013-2015).

Harriett Tee Taggart 1948	Class III Trustee	Until 2020. Trustee since 2011.

Managing Director, Taggart Associates (a professional practice firm). Formerly, Partner and Senior Vice President, Wellington Management Company, LLP (investment management firm) (1983-2006).

Directorships in the Last Five Years.(2) Director of Albemarle Corporation (chemicals manufacturer) (since 2007) and The Hanover Group (specialty property and casualty insurance company) (since 2009). Formerly, Director of Lubrizol Corporation (specialty chemicals) (2007-2011).

Scott E. Wennerholm 1959	Class II Trustee	Until 2019. Trustee since 2016.

Trustee at Wheelock College (postsecondary institution) (since 2012). Formerly, Consultant at GF Parish Group (executive recruiting firm) (2016-2017). Formerly, Chief Operating Officer and Executive Vice President at BNY Mellon Asset Management (investment management firm) (2005-2011). Formerly, Chief Operating Officer and Chief Financial Officer at Natixis Global Asset Management (investment management firm) (1997-2004). Formerly, Vice President at Fidelity Investments Institutional Services (investment management firm) (1994-1997).

Directorships in the Last Five Years. None.

Principal Officers who are not Trustees
Name and Year of Birth	Position(s) with the Funds	Officer Since(3)	Principal Occupation(s) During Past Five Years
Payson F. Swaffield 1956	President	2003	Vice President and Chief Income Investment Officer of EVM and BMR. Also Vice President of Calvert Research and Management (“CRM”).
Maureen A. Gemma 1960	Vice President, Secretary and Chief Legal Officer	2005	Vice President of EVM and BMR. Also Vice President of CRM.
James F. Kirchner 1967	Treasurer	2007	Vice President of EVM and BMR. Also Vice President of CRM.
Richard F. Froio 1968	Chief Compliance Officer	2017	Vice President of EVM and BMR since 2017. Formerly Deputy Chief Compliance Officer (Adviser/Funds) and Chief Compliance Officer (Distribution) at PIMCO (2012-2017) and Managing Director at BlackRock/Barclays Global Investors (2009-2012).

46

Eaton Vance

Municipal Bond Funds

September 30, 2017

Management and Organization — continued

(1)

Year first appointed to serve as Trustee for a fund in the Eaton Vance family of funds. Each Trustee has served continuously since appointment unless indicated otherwise. Each Trustee holds office until the annual meeting for the year in which his or her term expires and until his or her successor is elected and qualified, subject to a prior death, resignation, retirement, disqualification or removal.

(2)

During their respective tenures, the Trustees (except for Mmes. Frost and Sutherland and Messrs. Fetting, Gorman and Wennerholm) also served as Board members of one or more of the following funds (which operated in the years noted): eUnitsTM 2 Year U.S. Market Participation Trust: Upside to Cap / Buffered Downside (launched in 2012 and terminated in 2014); eUnitsTM 2 Year U.S. Market Participation Trust II: Upside to Cap / Buffered Downside (launched in 2012 and terminated in 2014); and Eaton Vance National Municipal Income Trust (launched in 1998 and terminated in 2009). However, Ms. Mosley did not serve as a Board member of eUnitsTM 2 Year U.S. Market Participation Trust: Upside to Cap / Buffered Downside (launched in 2012 and terminated in 2014).

(3)

Year first elected to serve as officer of a fund in the Eaton Vance family of funds when the officer has served continuously. Otherwise, year of most recent election as an officer of a fund in the Eaton Vance family of funds. Titles may have changed since initial election.

47

Eaton Vance Funds

IMPORTANT NOTICES

Privacy.  The Eaton Vance organization is committed to ensuring your financial privacy. Each of the financial institutions identified below has in effect the following policy (“Privacy Policy”) with respect to nonpublic personal information about its customers:

•

Only such information received from you, through application forms or otherwise, and information about your Eaton Vance fund transactions will be collected. This may include information such as name, address, social security number, tax status, account balances and transactions.

•

None of such information about you (or former customers) will be disclosed to anyone, except as permitted by law (which includes disclosure to employees necessary to service your account). In the normal course of servicing a customer’s account, Eaton Vance may share information with unaffiliated third parties that perform various required services such as transfer agents, custodians and broker-dealers.

•	Policies and procedures (including physical, electronic and procedural safeguards) are in place that are designed to protect the confidentiality of such information.

•

We reserve the right to change our Privacy Policy at any time upon proper notification to you. Customers may want to review our Privacy Policy periodically for changes by accessing the link on our homepage: www.eatonvance.com.

Our pledge of privacy applies to the following entities within the Eaton Vance organization: the Eaton Vance Family of Funds, Eaton Vance Management, Eaton Vance Investment Counsel, Eaton Vance Distributors, Inc., Eaton Vance Trust Company, Eaton Vance Management (International) Limited, Eaton Vance Management’s Real Estate Investment Group and Boston Management and Research. In addition, our Privacy Policy applies only to those Eaton Vance customers who are individuals and who have a direct relationship with us. If a customer’s account (i.e., fund shares) is held in the name of a third-party financial advisor/broker-dealer, it is likely that only such advisor’s privacy policies apply to the customer. This notice supersedes all previously issued privacy disclosures. For more information about Eaton Vance’s Privacy Policy, please call 1-800-262-1122.

Delivery of Shareholder Documents.  The Securities and Exchange Commission (SEC) permits funds to deliver only one copy of shareholder documents, including prospectuses, proxy statements and shareholder reports, to fund investors with multiple accounts at the same residential or post office box address. This practice is often called “householding” and it helps eliminate duplicate mailings to shareholders. American Stock Transfer & Trust Company, LLC (“AST”), the closed-end funds transfer agent, or your financial advisor, may household the mailing of your documents indefinitely unless you instruct AST, or your financial advisor, otherwise. If you would prefer that your Eaton Vance documents not be householded, please contact AST or your financial advisor. Your instructions that householding not apply to delivery of your Eaton Vance documents will typically be effective within 30 days of receipt by AST or your financial advisor.

Portfolio Holdings.  Each Eaton Vance Fund and its underlying Portfolio(s) (if applicable) will file a schedule of portfolio holdings on Form N-Q with the SEC for the first and third quarters of each fiscal year. The Form N-Q will be available on the Eaton Vance website at www.eatonvance.com, by calling Eaton Vance at 1-800-262-1122 or in the EDGAR database on the SEC’s website at www.sec.gov. Form N-Q may also be reviewed and copied at the SEC’s public reference room in Washington, D.C. (call 1-800-732-0330 for information on the operation of the public reference room).

Proxy Voting.  From time to time, funds are required to vote proxies related to the securities held by the funds. The Eaton Vance Funds or their underlying Portfolios (if applicable) vote proxies according to a set of policies and procedures approved by the Funds’ and Portfolios’ Boards. You may obtain a description of these policies and procedures and information on how the Funds or Portfolios voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge, upon request, by calling 1-800-262-1122 and by accessing the SEC’s website at www.sec.gov.

Share Repurchase Program.  The Funds’ Boards of Trustees have approved a share repurchase program authorizing each Fund to repurchase up to 10% of its outstanding common shares as of the approved date in open-market transactions at a discount to net asset value. The repurchase program does not obligate a Fund to purchase a specific amount of shares. The Funds’ repurchase activity, including the number of shares purchased, average price and average discount to net asset value, is disclosed in the Funds’ annual and semi-annual reports to shareholders.

Additional Notice to Shareholders.  If applicable, a Fund may also redeem or purchase its outstanding preferred shares in order to maintain compliance with regulatory requirements, borrowing or rating agency requirements or for other purposes as it deems appropriate or necessary.

Closed-End Fund Information.  Eaton Vance closed-end funds make fund performance data and certain information about portfolio characteristics available on the Eaton Vance website shortly after the end of each month. Other information about the funds is available on the website. The funds’ net asset value per share is readily accessible on the Eaton Vance website. Portfolio holdings for the most recent month-end are also posted to the website approximately 30 days following the end of the month. This information is available at www.eatonvance.com on the fund information pages under “Individual Investors — Closed-End Funds”.

48

Investment Adviser and Administrator

Eaton Vance Management

Two International Place

Boston, MA 02110

Custodian

State Street Bank and Trust Company

State Street Financial Center, One Lincoln Street

Boston, MA 02111

Transfer Agent

American Stock Transfer & Trust Company, LLC

6201 15th Avenue

Brooklyn, NY 11219

Independent Registered Public Accounting Firm

Deloitte & Touche LLP

200 Berkeley Street

Boston, MA 02116-5022

Fund Offices

Two International Place

Boston, MA 02110

1453    9.30.17

Item 2. Code of Ethics

The registrant has adopted a code of ethics applicable to its Principal Executive Officer, Principal Financial Officer and Principal Accounting Officer. The registrant undertakes to provide a copy of such code of ethics to any person upon request, without charge, by calling 1-800-262-1122. The registrant has amended the code of ethics as described in Form N-CSR during the period covered by this report to make clarifying changes consistent with Rule 21F-17 of the Securities Exchange Act of 1934, as amended. The registrant has not granted any waiver, including an implicit waiver, from a provision of the code of ethics as described in Form N-CSR during the period covered by this report.

Item 3. Audit Committee Financial Expert

The registrant’s Board has designated William H. Park, an independent trustee, as its audit committee financial expert. Mr. Park is a certified public accountant who is a private investor. Previously, he served as a consultant, as the Chief Financial Officer of Aveon Group, L.P. (an investment management firm), as the Vice Chairman of Commercial Industrial Finance Corp. (specialty finance company), as President and Chief Executive Officer of Prizm Capital Management, LLC (investment management firm), as Executive Vice President and Chief Financial Officer of United Asset Management Corporation (an institutional investment management firm) and as a Senior Manager at Price Waterhouse (now PricewaterhouseCoopers) (an independent registered public accounting firm).

Item 4. Principal Accountant Fees and Services

Rule 2-01(c)(1)(ii)(A) of Regulation S-X (the “Loan Rule”) prohibits an accounting firm, such as the Fund’s principal accountant, Deloitte & Touche LLP (“D&T”), from having certain financial relationships with their audit clients and affiliated entities. Specifically, the Loan Rule provides, in relevant part, that an accounting firm generally would not be independent if it or a “covered person” of the accounting firm (within the meaning of applicable SEC rules relating to auditor independence) receives a loan from a lender that is a “record or beneficial owner of more than ten percent of the audit client’s equity securities.” Based on information provided to the Audit Committee of the Board of Trustees (the “Audit Committee”) of the Eaton Vance family of funds by D&T, certain relationships between D&T and its affiliates (“Deloitte Entities”) and one or more lenders who are record owners of shares of one or more funds within the Eaton Vance family of funds (the “Funds”) implicate the Loan Rule, calling into question D&T’s independence with respect to the Funds. The Funds are providing this disclosure to explain the facts and circumstances as well as D&T’s conclusions concerning D&T’s objectivity and impartiality with respect to the audits of the Funds notwithstanding the existence of one or more breaches of the Loan Rule.

On June 20, 2016, the U.S. Securities and Exchange Commission (the “SEC”) issued no-action relief to another mutual fund complex (see Fidelity Management & Research Company et al., No-Action Letter (June 20, 2016) (the “No-Action Letter”)) related to an auditor independence issue arising under the Loan Rule. In the No-Action Letter, the SEC indicated that it would not recommend enforcement action against the fund group if the auditor is not in compliance with the Loan Rule provided that: (1) the auditor has complied with PCAOB Rule 3526(b)(1) and 3526(b)(2); (2) the auditor’s non-compliance under the Loan Rule is with respect to certain lending relationships; and (3) notwithstanding such non-compliance, the auditor has concluded that it is objective and impartial with respect to the issues encompassed within its engagement as auditor of the funds. The SEC has indicated that the no-action relief will expire 18 months from its issuance.

Based on information provided by D&T to the Audit Committee, the requirements of the No-Action Letter appear to be met with respect to D&T’s lending relationships described above. Among other things, D&T has advised the Audit Committee of its conclusion that the consequences of the breach of the Loan Rule have been satisfactorily addressed, that D&T’s objectivity and impartiality in the planning and conduct of the audits of the Fund’s financial statements has not been compromised and that, notwithstanding the breach, D&T is in a position to continue as the auditor for the Funds and D&T does not believe any actions need to be taken with respect to previously issued reports by D&T. D&T has advised the Audit Committee that these conclusions were based in part on its consideration of the No-Action Letter and other relevant information communicated to the Audit Committee.

(a) –(d)

The following table presents the aggregate fees billed to the registrant for the registrant’s fiscal years ended September 30, 2016 and September 30, 2017 by D&T for professional services rendered for the audit of the registrant’s annual financial statements and fees billed for other services rendered by D&T during such periods.

Fiscal Years Ended	9/30/16	9/30/17
Audit Fees	$74,665	$74,210
Audit-Related Fees(1)	$0	$0
Tax Fees(2)	$14,886	$15,109
All Other Fees(3)	$0	$0

Total	$89,551	$89,319

(1)	Audit-related fees consist of the aggregate fees billed for assurance and related services that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under the category of audit fees.

(2)	Tax fees consist of the aggregate fees billed for professional services rendered by the principal accountant relating to tax compliance, tax advice, and tax planning and specifically include fees for tax return preparation and other related tax compliance/planning matters.

(3)	All other fees consist of the aggregate fees billed for products and services provided by the principal accountant other than audit, audit-related, and tax services.

(e)(1) The registrant’s audit committee has adopted policies and procedures relating to the pre-approval of services provided by the registrant’s principal accountant (the “Pre-Approval Policies”). The Pre-Approval Policies establish a framework intended to assist the audit committee in the proper discharge of its pre-approval responsibilities. As a general matter, the Pre-Approval Policies (i) specify certain types of audit, audit-related, tax, and other services determined to be pre-approved by the audit committee; and (ii) delineate specific procedures governing the mechanics of the pre-approval process, including the approval and monitoring of audit and non-audit service fees. Unless a service is specifically pre-approved under the Pre-Approval Policies, it must be separately pre-approved by the audit committee.

The Pre-Approval Policies and the types of audit and non-audit services pre-approved therein must be reviewed and ratified by the registrant’s audit committee at least annually. The registrant’s audit committee maintains full responsibility for the appointment, compensation, and oversight of the work of the registrant’s principal accountant.

(e)(2) No services described in paragraphs (b)-(d) above were approved by the registrant’s audit committee pursuant to the “de minimis exception” set forth in Rule 2-01 (c)(7)(i)(C) of Regulation S-X.

(f) Not applicable.

(g) The following table presents (i) the aggregate non-audit fees (i.e., fees for audit-related, tax, and other services) billed to the registrant by D&T for the registrant’s fiscal years ended September 30, 2016 and September 30, 2017; and (ii) the aggregate non-audit fees (i.e., fees for audit-related, tax, and other services) billed to the Eaton Vance organization by D&T for the same time periods.

Fiscal Years Ended	9/30/16	9/30/17
Registrant	$14,886	$15,109
Eaton Vance(1)	$56,434	$148,018

(1)	The investment adviser to the registrant, as well as any of its affiliates that provide ongoing services to the registrant, are subsidiaries of Eaton Vance Corp.

(h) The registrant’s audit committee has considered whether the provision by the registrant’s principal accountant of non-audit services to the registrant’s investment adviser and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant that were not pre-approved pursuant to Rule 2-01(c)(7)(ii) of Regulation S-X is compatible with maintaining the principal accountant’s independence.

Item 5. Audit Committee of Listed Registrants

The registrant has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Securities and Exchange Act of 1934, as amended. George J. Gorman (Chair), Valerie A. Mosley, William H. Park and Scott E. Wennerholm are the members of the registrant’s audit committee.

Item 6. Schedule of Investments

Please see schedule of investments contained in the Report to Stockholders included under Item 1 of this Form N-CSR.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

The Board of Trustees of the Trust has adopted a proxy voting policy and procedure (the “Fund Policy”), pursuant to which the Trustees have delegated proxy voting responsibility to the Fund’s investment adviser and adopted the investment adviser’s proxy voting policies and procedures (the “Policies”) which are described below. The Trustees will review the Fund’s proxy voting records from time to time and will annually consider approving the Policies for the upcoming year. In the event that a conflict of interest arises between the Fund’s shareholders and the investment adviser, the administrator, or any of their affiliates or any affiliate of the Fund, the investment adviser will generally refrain from voting the proxies related to the companies giving rise to such conflict until it consults with the Board’s Special Committee except as contemplated under the Fund Policy. The Board’s Special Committee will instruct the investment adviser on the appropriate course of action.

The Policies are designed to promote accountability of a company’s management to its shareholders and to align the interests of management with those shareholders. An independent proxy voting service (“Agent”), currently Institutional Shareholder Services, Inc., has been retained to assist in the voting of proxies through the provision of vote analysis, implementation and recordkeeping and disclosure services. The investment adviser will generally vote proxies through the Agent. The Agent is required to vote all proxies and/or refer them back to the investment adviser pursuant to the Policies. It is generally the policy of the investment adviser to vote in accordance with the recommendation of the Agent. The Agent shall refer to the investment adviser proxies relating to mergers and restructurings, and the disposition of assets, termination, liquidation and mergers contained in mutual fund proxies. The investment adviser will normally vote against anti-takeover measures and other proposals designed to limit the ability of shareholders to act on possible transactions, except in the case of closed-end management investment companies. The investment adviser generally supports management on social and environmental proposals. The investment adviser may abstain from voting from time to time where it determines that the costs associated with voting a proxy outweighs the benefits derived from exercising the right to vote or the economic effect on shareholders interests or the value of the portfolio holding is indeterminable or insignificant.

In addition, the investment adviser will monitor situations that may result in a conflict of interest between the Fund’s shareholders and the investment adviser, the administrator, or any of their affiliates or any affiliate of the Fund by maintaining a list of significant existing and prospective corporate clients. The investment adviser’s personnel responsible for reviewing and voting proxies on behalf of the Fund will report any proxy received or expected to be received from a company included on that list to the personnel of the investment adviser identified in the Policies. If such personnel expects to instruct the Agent to vote such proxies in a manner inconsistent with the guidelines of the Policies or the recommendation of the Agent, the personnel will consult with members of senior management of the investment adviser to determine if a material conflict of interests exists. If it is determined that a material conflict does exist, the investment adviser will seek instruction on how to vote from the Special Committee.

Information on how the Fund voted proxies relating to portfolio securities during the most recent 12 month period ended June 30 is available (1) without charge, upon request, by calling 1-800-262-1122, and (2) on the Securities and Exchange Commission’s website at http://www.sec.gov.

Item 8. Portfolio Managers of Closed-End Management Investment Companies

Eaton Vance Management (“EVM” or “Eaton Vance”) is the investment adviser of each Fund. Craig R. Brandon, portfolio manager of Eaton Vance California Municipal Bond Fund and Eaton Vance New York Municipal Bond Fund and Cynthia J. Clemson, portfolio manager of Eaton Vance Municipal Bond Fund are responsible for the overall and day-to-day management of each Fund’s investments.

Mr. Brandon is a Vice President of EVM, has been a portfolio manager of Eaton Vance California Municipal Bond Fund since January 2014 and of Eaton Vance New York Municipal Bond Fund since November 2005, has been an EVM analyst since 1998 and is Co-Director of the Municipal Investments Group. Ms. Clemson is a Vice President of EVM, has been a portfolio manager of Eaton Vance Municipal Bond Fund since March 2014 and is Co-Director of the Municipal Investments Group. Mr. Brandon and Ms. Clemson have managed other Eaton Vance portfolios for more than five years. This information is provided as of the date of filing this report.

The following table shows, as of each Fund’s most recent fiscal year end, the number of accounts each portfolio manager managed in each of the listed categories and the total assets (in millions of dollars) in the accounts managed within each category. The table also shows the number of accounts with respect to which the advisory fee is based on the performance of the account, if any, and the total assets (in millions of dollars) in those accounts.

	Number of All Accounts	Total Assets of All Accounts	Number of Accounts Paying a Performance Fee	Total Assets of Accounts Paying a Performance Fee
Craig R. Brandon
Registered Investment Companies	19	$5,845.6	0	$0

Other Pooled Investment Vehicles	1	$93.0	0	$0
Other Accounts	1	$1.1	0	$0

Cynthia J. Clemson
Registered Investment Companies	14	$4,056.9	0	$0
Other Pooled Investment Vehicles	1	$93.0	0	$0
Other Accounts	1	$1.1	0	$0

The following table shows the dollar range of Fund shares beneficially owned by each portfolio manager as of each Fund’s most recent fiscal year end.

Fund Name and Portfolio Managers	Dollar Range of Equity Securities Beneficially Owned in the Fund
California Municipal Bond Fund
Craig R. Brandon	None

Municipal Bond Fund
Cynthia J. Clemson	None

New York Municipal Bond Fund
Craig R. Brandon	None

Potential for Conflicts of Interest. It is possible that conflicts of interest may arise in connection with a portfolio manager’s management of the Fund’s investments on the one hand and the investments of other accounts for which a portfolio manager is responsible on the other. For example, a portfolio manager may have conflicts of interest in allocating management time, resources and investment opportunities among the Fund and other accounts he or she advises. In addition, due to differences in the investment strategies or restrictions between the Fund and the other accounts, the portfolio manager may take action with respect to another account that differs from the action taken with respect to the Fund. In some cases, another account managed by a portfolio manager may compensate the investment adviser based on the performance of the securities held by that account. The existence of such a performance based fee may create additional conflicts of interest for the portfolio manager in the allocation of management time, resources and investment opportunities. Whenever conflicts of interest arise, the portfolio manager will endeavor to exercise his or her discretion in a manner that he or she believes is equitable to all interested persons. EVM has adopted several policies and procedures designed to address these potential conflicts including a code of ethics and policies that govern the investment adviser’s trading practices, including among other things the aggregation and allocation of trades among clients, brokerage allocations, cross trades and best execution.

Compensation Structure for EVM

Compensation of EVM’s portfolio managers and other investment professionals has three primary components: (1) a base salary, (2) an annual cash bonus, and (3) annual non-cash compensation consisting of options to purchase shares of Eaton Vance Corp.’s (“EVC’s”) nonvoting common stock, restricted shares of EVC’s nonvoting common stock and a Deferred Alpha Incentive Plan, which pays a deferred cash award tied to future excess returns in certain equity strategy portfolios. EVM’s investment professionals also receive certain retirement, insurance and other benefits that are broadly available to EVM’s employees. Compensation of EVM’s investment professionals is reviewed primarily on an annual basis. Cash bonuses, stock-based compensation awards, and adjustments in base salary are typically paid or put into effect at or shortly after the October 31st fiscal year end of EVC.

Method to Determine Compensation. EVM compensates its portfolio managers based primarily on the scale and complexity of their portfolio responsibilities and the total return performance of managed funds and accounts versus the benchmark(s) stated in the prospectus, as well as an appropriate peer group (as described below). In addition to rankings within peer groups of funds on the basis of absolute performance, consideration may also be given to relative risk-adjusted performance. Risk-adjusted performance measures include, but are not limited to, the Sharpe ratio (Sharpe ratio uses standard deviation and excess return to determine reward per unit of risk). Performance is normally based on periods ending on the September 30th preceding fiscal year end. Fund performance is normally evaluated primarily versus peer groups of funds as determined by Lipper Inc. and/or Morningstar, Inc. When a fund’s peer group as determined by Lipper or Morningstar is deemed by EVM’s management not to provide a fair comparison, performance may instead be evaluated primarily against a custom peer group or market index. In evaluating the performance of a fund and its manager, primary emphasis is normally placed on three-year performance, with secondary consideration of performance over longer and shorter periods. A portion of the compensation payable to equity portfolio managers and investment professionals will be determined based on the ability of one or more accounts managed by such manager to achieve a specified target average annual gross return over a three year period in excess of the account benchmark. The cash bonus to be payable at the end of the three year term will be established at the inception of the term and will be adjusted positively or negatively to the extent that the average annual gross return varies from the specified target return. For funds that are tax-managed or otherwise have an objective of after-tax returns, performance is measured net of taxes. For other funds, performance is evaluated on a pre-tax basis. For funds with an investment objective other than total return (such as current income), consideration will also be given to the fund’s success in achieving its objective. For managers responsible for multiple funds and accounts, investment performance is evaluated on an aggregate basis, based on averages or weighted averages among managed funds and accounts. Funds and accounts that have performance-based advisory fees are not accorded disproportionate weightings in measuring aggregate portfolio manager performance.

The compensation of portfolio managers with other job responsibilities (such as heading an investment group or providing analytical support to other portfolios) will include consideration of the scope of such responsibilities and the managers’ performance in meeting them.

EVM seeks to compensate portfolio managers commensurate with their responsibilities and performance, and competitive with other firms within the investment management industry. EVM participates in investment-industry compensation surveys and utilizes survey data as a factor in determining salary, bonus and stock-based compensation levels for portfolio managers and other investment professionals. Salaries, bonuses and stock-based compensation are also influenced by the operating performance of EVM and its parent company. The overall annual cash bonus pool is generally based on a substantially fixed percentage of pre-bonus adjusted operating income. While the salaries of EVM’s portfolio managers are comparatively fixed, cash bonuses and stock-based compensation may fluctuate significantly from year to year, based on changes in manager performance and other factors as described herein. For a high performing portfolio manager, cash bonuses and stock-based compensation may represent a substantial portion of total compensation.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers

No such purchases this period.

Item 10. Submission of Matters to a Vote of Security Holders

No material changes.

Item 11. Controls and Procedures

(a) It is the conclusion of the registrant’s principal executive officer and principal financial officer that the effectiveness of the registrant’s current disclosure controls and procedures (such disclosure controls and procedures having been evaluated within 90 days of the date of this filing) provide reasonable assurance that the information required to be disclosed by the registrant has been recorded, processed, summarized and reported within the time period specified in the Commission’s rules and forms and that the information required to be disclosed by the registrant has been accumulated and communicated to the registrant’s principal executive officer and principal financial officer in order to allow timely decisions regarding required disclosure.

(b) There have been no changes in the registrant’s internal controls over financial reporting during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits

(a)(1)	Registrant’s Code of Ethics – Not applicable (please see Item 2).

(a)(2)(i)	Treasurer’s Section 302 certification.

(a)(2)(ii)	President’s Section 302 certification.

(b)	Combined Section 906 certification.

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Eaton Vance California Municipal Bond Fund

By:	/s/ Payson F. Swaffield
Payson F. Swaffield
President

Date:	November 27, 2017

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ James F. Kirchner
James F. Kirchner
Treasurer

Date:	November 27, 2017

By:	/s/ Payson F. Swaffield
Payson F. Swaffield
President

Date:	November 27, 2017